                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                            THE EXPLORATION COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                                  COMMON STOCK
--------------------------------------------------------------------------------
1) Title of each class of securities to which transaction applies:


                                   15,613,516
--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:


                                     $125.00
--------------------------------------------------------------------------------
5) Total fee paid:

     [X]  Fee paid previously with preliminary materials:

PRELIMINARY PROXY STATEMENT FILED ON JANUARY 13, 1999.

--------------------------------------------------------------------------------
     [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:                                   $125.00

          2)   Form, Schedule or Registration Statement No.:     PRELIMINARY 14A

          3)   Filing Party:    M.FRANK RUSSELL, ESQ./ BARTON & SCHNEIDER, ATTYS

          4)   Date Filed:  JANUARY 13, 1999

                             THE EXPLORATION COMPANY
                       500 North Loop 1604 East, Suite 250
                            San Antonio, Texas 78232

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                February 26, 1999

TO OUR SHAREHOLDERS:

         The Annual Meeting of Shareholders of The Exploration Company, a Colorado corporation (the "Company"), will be held at The Petroleum Club of San Antonio, 8620 North New Braunfels Avenue, San Antonio, Texas on Friday, February 26, 1999, at 10:00 a.m., for the following purposes:

     1.   To elect five Directors;

     2. To consider a proposal to amend the Company's 1995 Flexible Incentive Plan to increase to 1,500,000 the maximum number of shares of Common Stock that may be issued with respect to awards under the Plan

     3. To reincorporate the Company by changing the state of incorporation of the Company from Colorado to Delaware by the adoption of a Plan and Agreement of Merger pursuant to which the Company will be merged into The Exploration Company of Delaware, Inc., a Delaware subsidiary formed in 1995, which subsidiary will be the surviving corporation and whose charter and bylaws include certain changes from the Company's current charter and bylaws including, but not limited to, the authorization of 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. Shareholders are advised that the Board of Directors reserves the right to terminate the proposed reincorporation and/or to amend the Reincorporation Agreement before or after approval by the shareholders;

     4. To ratify the appointment of Akin, Doherty, Klein & Feuge, certified public accountants, as independent auditors of the Company and its subsidiaries for the fiscal year ending August 31, 1999; and

     5. To transact any other business as properly may come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on January 8, 1999 (the Record Date), are entitled to notice of and to vote at the meeting or any adjournment thereof.

         We hope you will be represented at the meeting by signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important and the Board of Directors of the Company appreciates the cooperation of shareholders in promptly returning proxies.

                       BY ORDER OF THE BOARD OF DIRECTORS



                           /s/ Roberto R. Thomae
                           Chief Financial Officer
                           Secretary and Treasurer
                           Vice President-Finance
 January 12, 1999

                             THE EXPLORATION COMPANY
                       500 North Loop 1604 East, Suite 250
                            San Antonio, Texas 78232


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 1999


                    SOLICITATION AND REVOCABILITY OF PROXIES

         The enclosed proxy is solicited on behalf of the Board of Directors of The Exploration Company for use at the Annual Meeting of Shareholders (the "Meeting") on February 26, 1999, at 10:00 a.m., San Antonio Time to be held at The Petroleum Club of San Antonio, 8620 North New Braunfels Avenue, San Antonio, Texas, and at any adjournment thereof.

         The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy material to the beneficial owners. Solicitations may further be made by officers, directors and regular employees of the Company, without additional compensation, by use of mails, telephone, telegraph or by personal calls.

         Any shareholder giving a proxy for the Meeting has the power to revoke it at any time prior to its use by giving notice in person or in writing to the Secretary of the Company. The approximate date on which this Proxy Statement and the accompanying form of the proxy are first sent or given to security holders is January 29, 1999.

         In addition to this Proxy Statement, the Company is pleased to enclose a copy of the 1998 Annual Report for the fiscal year ending August 31, 1998 and a copy of the Quarterly Report for the first quarter of fiscal year 1999.

                               PURPOSE OF MEETING

        At the Meeting, action will be taken:(1) to elect five directors to hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified; (2) to consider and vote upon a proposal concerning the amendment of the 1995 Flexible Incentive Plan (the "Plan") to increase to 1,500,000 the maximum number of shares of Common Stock of the Company that may be issued to eligible persons with respect to awards under the Plan; (3) to reincorporate the Company by changing the state of incorporation of the Company from Colorado to Delaware by the adoption of a Plan and Agreement of Merger pursuant to which the Company will be merged into The Exploration Company of Delaware, Inc., a Delaware subsidiary formed in 1995, which subsidiary will be the surviving corporation and whose charter and by-laws include certain changes from the Company's current charter and bylaws including, but not limited to, the authorization of 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock; (4) to ratify the appointment of Akin, Doherty, Klein & Feuge, as independent auditors for the Company and its subsidiaries for the fiscal year ending August 31, 1999; and (5) to transact any other business that may properly come before the Meeting. The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.


                  OUTSTANDING SHARES, QUORUM AND VOTING RIGHTS

         Only holders of record of Common Stock of the Company at the close of business on January 8, 1999, shall be entitled to notice of and to vote at the Meeting. As of the close of business on January 8, 1999, there were 15,613,516 shares of Common Stock outstanding and entitled to be voted. Each share outstanding entitles the holder thereof to one vote.

         A majority of the outstanding shares of Common Stock represented in person or by proxy, will constitute a quorum at the Meeting. However, if a quorum is not represented at the Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Meeting.

         Each share of Common Stock may be voted to elect up to five individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended, that unless authorization to vote for one or more nominees for director is withheld, proxies will be voted for the election of all of the nominees named in this Proxy Statement.

         Votes cast by proxy or in person will be counted by one or more persons appointed by the Company to act as inspectors (the "Election Inspectors") for the Meeting. The Election Inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and for determining the outcome of any matter submitted to the shareholders for a vote. Under Colorado law, in an election of directors, that number of candidates having the highest number of votes cast in favor of their election are elected as directors. As to the ratification of the Company's auditors, Colorado law provides that an action of shareholders is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Thus abstention and broker non-votes generally would have no effect on any vote.

         Broker non-votes occur when a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instruction from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The Election Inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though their shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).


PROPOSAL I - ELECTION OF DIRECTORS

         Effective in May 1997, the Board of Directors, pursuant to the Company's amended bylaws, expanded the number of directors of the Board of Directors to five members, with a minimum of two outside directors. Five directors, constituting the entire Board, are to be elected at the Meeting. Each director is to hold office until the next Annual Meeting or until a successor is elected and qualified. Each of the nominees has consented to serve as a director if elected. The proxies named in the accompanying proxy have been designated by the Board of Directors and they intend to vote for the following nominees for election as directors, unless otherwise instructed in such proxy. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event any nominee shall become unavailable for election, the proxies named in the accompanying proxy intend to vote for the election of a substitute nominee of their selection. The following table sets forth for each nominee for election as a director of the Company, his age, principal occupation, position with the Company and certain other information:


                                                                                                        Director
            Names                Age                        Principal Occupation                          since
------------------------------ ------- -------------------------------------------------------------- --------------

Stephen M. Gose, Jr.             69    Mr.  Stephen M. Gose, Jr. has served as Chairman of the Board      1984
                                       of  Directors  of the  Company  since  July,  1984.  He  also serves as a member of the Audit and  Compensation  Committees of the  Board.  He has been and  continues  to be  active  in exploration and development of oil and gas properties.


Michael Pint                     55    Michael  Pint has  served as an outside  Director  since May,      1997
                                       1997  and  as  a  member  of  the   Audit  and   Compensation
                                       Committees of the Board of Directors  since June, 1997 and as
                                       Chairman of both  Committees  since  April 1998.  Since 1995,
                                       Mr.  Pint has served as a Director  of Valley  Bancorp,  Inc.
                                       and Valley  Bank of Arizona,  Inc.  of  Phoenix,  Arizona and
                                       Midway  National Bank of St. Paul,  Minnesota.  Previous bank regulatory and management  positions include a four year term as  Commissioner  of Banks of  Minnesota  and Chairman of the
                                       Minnesota  Commerce  Commission  from 1979 to 1983 and Senior
                                       Vice-President  and Chief  Financial  Officer of the  Federal
                                       Reserve Bank of Minneapolis, Minnesota through 1983.


Robert L. Foree, Jr.             69    Robert L. Foree,  Jr. has served as an outside Director since      1997
                                       May,  1997  and as a member  of the  Audit  and  Compensation
                                       Committees  of the  Board  of  Directors  since  June,  1997.
                                       Since 1992,  Mr.  Foree has served as  President of Foree and
                                       Company,  a  Dallas,  Texas  based  independent  oil  and gas exploration and production company.


Thomas H. Gose                   43    Mr.  Gose  is the  President  and  sole  Director  of  Cibolo      1989
                                       Properties,  Inc.  and  Retamco  Operating,  Inc. He has been
                                       active   for  over  five   years  in  the  above   referenced
                                       companies,  their predecessors and affiliates.  He has served as a  Director  of the  Company  since  February,  1989,  was
                                       Secretary of the Company from  January,  1992 through  March,
                                       1997 and as Assistant  Secretary since March, 1997. Thomas H.
                                       Gose is the son of Stephen M. Gose, Jr.


James E. Sigmon                  50    Mr.  James E.  Sigmon has served as the  Company's  President      1984
                                       since  February,  1985.  He also served in this capacity from
                                       July,  1984  to  October,   1984.   From  October,   1984  to
                                       February,  1985 he  served as Vice  Chairman  of the Board of
                                       Directors  of the  Company.  He has  been a  Director  of the
                                       Company since July,  1984.  Prior to joining the Company,  he
                                       served  in  the   management   of  a  private   oil  and  gas
                                       exploration company active in drilling wells in South Texas.

          None of the nominees for director or executive officers of the Company has a family relationship with any of the other nominees for director or executive officer except that Thomas H. Gose is the son of Stephen M. Gose, Jr.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held twelve formal meetings during the fiscal year ended August 31, 1998. The attendance by all directors at the meetings of the Board and Board committees was 100%, except for two directors who each missed one regularly scheduled meeting during the fiscal year. All directors attended at least 75% of the meetings of the Board and Board committees of which they are members.

         The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. Both committees were established in May 1997 with a majority of outside directors. The functions of the Audit Committee, of which Messrs. Stephen M. Gose, Jr., Michael Pint and Robert L. Foree, Jr. are members, are to make recommendation to the Board regarding the engagement of the Company's independent accountants and to review with management and the independent accountants the Company's internal controls, financial statements, basic accounting and financial policies and practices, audit scope and competency of accounting personnel. The Audit Committee held four meetings during fiscal 1998.

         The functions of the Compensation  Committee,  of which Messrs. Stephen
M. Gose, Jr., Michael Pint and Robert L. Foree, Jr. are members, are to review and recommend to the Board the compensation, stock options and employment benefits of all officers of the Company, to administer the Company's 1995 Flexible Incentive Plan, to fix the terms of other employee benefit arrangements and to make awards under such arrangements.

         The Compensation Committee held six meetings during fiscal 1998. None of the individuals serving on the Compensation Committee was an officer or employee of the Company during fiscal 1998. No executive officer of the Company has served during fiscal 1998 as a member of the board of directors or the compensation committee of any other company whose executive officers include a member of the Board or the Compensation Committee of the Company other than Messrs. Stephen M. Gose, Jr., Thomas H. Gose and James E. Sigmon, all of whom served on the Board of Directors and Thomas H. Gose who serves as President of ExproFuels, Inc., a former subsidiary of the Company.

         The Board does not have a formal Nominating Committee. The entire Board of Directors acts as the nominating committee for directors and will consider nominations by shareholders for directors. Any such nomination, together with a statement of the nominee's qualifications and consent to be considered as a nominee and to serve if elected, should be mailed to the Secretary of the Company no later than November 30, 1999, to be included in the proxy statement in connection with next year's Annual Meeting of Shareholders.


                            COMPENSATION OF DIRECTORS

         Company employees who are members of the Board of Directors of the Company are not compensated for any services provided as a director. Outside directors are currently paid $1,000 per meeting where the director's physical presence is required, $250 per meeting attended by telephone, and upon election, currently receive a ten year non-qualified option to purchase 75,000 shares of the Company's common stock at 110% of current market price at date of award, with vesting at the rate of 25,000 shares per year.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT


         The following tables sets forth the beneficial ownership of the Company's Common Stock, its only class of equity security as of January 8, 1999, of certain beneficial owners and management. Each of the persons or entities listed has sole voting power and sole investment power with respect to the shares listed opposite his or its name.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information concerning all persons known to the Company to beneficially own five percent (5%) or more of its Common Stock. as of January 8, 1999, the Record Date assuming 15,613,516 shares outstanding and 17,715,422 fully diluted shares:

------------------------------------ --------------------------------- ------------------------- --------------------
         Name and Address                 Shares of Common Stock            Percent Owned           Percent Owned
        of Beneficial Owner                 Beneficially Owned              Fully Diluted            Outstanding

------------------------------------ --------------------------------- ------------------------- --------------------

Thomas H. Gose                                 1,107,101(1)                     6.25%                   7.09%
500 North Loop 1604 East
Suite 250
San Antonio, Texas  78232


Stephen M. Gose, Jr.                           1,096,600(1)                     6.19%                   7.02%
HCR Box 1010  Hwy 212
Roberts, Montana 59070


Trianon Opus One, Inc.                          1,400,000                       7.90%                   8.97%
Fohrenstrasse 25
CH-8703 Erlenbach
Switzerland


Pensionskasse der Hoffman-LaRoche               1,074,600                       6.07%                   6.88%
AG
4070 Basel
Switzerland


     (1) See footnote no. 3 on the following table, "Security Ownership of Directors and Executive Officers" for details as to the composition of the beneficial shares owned by Messrs. Thomas H. Gose and Stephen M. Gose, Jr.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the number of shares of Common Stock beneficially owned as of January 8, 1999, by each director, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.

                                                      Number of Shares                   Percent
         Name and Address of Beneficial Owner (6)    Beneficially Owned                 of Class (1)
         ----------------------------------------    ------------------                 ---------

         Thomas H. Gose (3)                               1,107,101                        7.09%
         Stephen M. Gose, Jr. (4)                         1,096,600                        7.02%
         James E. Sigmon (2)                                800,000                        4.89%
         Michael Pint. (5)                                  250,000                        1.60%
         Robert L. Foree, Jr. (5)                            61,000                         .39%

         All Directors and Executive
         Officers as a group                              3,634,701                       20.38%

(1) Except as otherwise noted, the Company believes that each named individual has sole voting and investment power over the shares beneficially owned.

(2) The number of shares beneficially owned by Mr. James E. Sigmon includes 50,000 shares owned directly and 750,000 shares of the Company's Common Stock reserved for issuance through options issued under the Company's 1995 Flexible Incentive Plan.

(3) The number of shares beneficially owned by Mr. Thomas H. Gose include 20,500 shares owned directly, plus his 50% pro rata interest in 930,070 shares owned by Spectrum Resources, Inc., 1,189,631 owned by Retamco Operating, Inc., 20,000 shares owned by Spectrum Holdings, and 33,500 shares owned by Retamco Properties, Inc. For presentation herein, voting and investment power over the shares is beneficially attributed to each party's proportionate interest in the respective entities.

(4) The number of shares beneficially owned by Mr. Stephen M. Gose, Jr. include 10,000 shares owned directly, plus his 50% pro rata interest, shared equally with his spouse, in 930,070 shares owned by Spectrum Resources, Inc., 1,189,631 owned by Retamco Operating, Inc., 20,000 shares owned by Spectrum Holdings, and 33,500 shares owned by Retamco Properties, Inc

(5) The number of shares beneficially owned by Mr. Pint and Mr. Foree each includes 50,000 shares of the Company's Common Stock reserved for issuance under non-qualified options issued to outside directors of the Company exercisable at August 31, 1998 and 200,000 and 11,000 shares respectively owned directly.

(6) The address of each of the persons named herein is 500 North Loop 1604 East, Suite 250, San Antonio, TX 78232

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires that Company's directors, executive officers, and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission ("SEC"). Officers, directors, and stockholders who own more than ten percent of the Common Stock are required by the SEC to furnish the Company with copies of all
Section 16(a) reports they file. The company is required to report in this Proxy Statement any failure of its directors and officers and beneficial owners of more than 10% of the Company's common stock to file by the relevant due date any of these reports during the Company's fiscal year. To the Company's knowledge, all Section 16(a) filing requirements applicable to its officers, directors, and ten percent stockholders during fiscal year 1998 were complied with.

                               EXECUTIVE OFFICERS

         The Executive Officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the Annual Meeting of the Shareholders. The following table sets forth the names and ages of the Executive Officers of the Company and all positions held with the Company.

NAME                                           AGE                     TITLE
----                                           ---                     -----

James E. Sigmon (1)                            50             President and Chief Executive Officer
                                                              Director

Roberto R. Thomae (2)                          47             Chief Financial Officer
                                                              Secretary/Treasurer, VicePresident-Finance

Richard A. Sartor (3)                          46             Controller

Thomas H. Gose (1)                             43             Assistant Secretary and Director


(1) For a description of the business experience of Messrs. James E. Sigmon and Thomas H. Gose, see "Election of Directors."

(2) Mr. Thomae has served as Secretary/Treasurer of the Company since March 1997 and Chief Financial Officer and Vice President-Finance since September 1996. From September 1995 through September 1996 he was a consultant to the Company in a financial management capacity. From 1989 through 1995 Mr. Thomae was self employed as a management consultant primarily involved in the development of domestic and international oil and gas exploration projects and the marketing of refined products. He received a Bachelor of Business Administration degree in accounting, with honors, from the University of Texas at Austin in 1974.

(3) Mr. Sartor has served as Controller of the Company since April 1997. A Certified Public Accountant since 1980, Mr. Sartor operated his own private practice from 1989 through March 1997. Mr. Sartor received a Master of Business Administration degree from the University of Texas at San Antonio in 1990 and a Bachelor of Business Administration degree from the University of Texas at Austin in 1974.


                             EXECUTIVE COMPENSATION

         REPORT OF THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS

         The following report of the Board of Directors and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.


BOARD COMPENSATION REPORT ON EXECUTIVE COMPENSATION.

         Prior to the establishment of the Compensation Committee of the Board of Directors in May, 1997 the entire Board of Directors reviewed and approved the payment of compensation amounting to $40,000 or more per annum to any employee of the Company or its subsidiaries. In addition, the Board approved all incentive compensation plans including, without limitation, bonus plans, stock option plans and key employee compensation agreements. The entire Board administered the Company's 1985 Amended and Restated Stock Option Plan (the "1985 Plan") and granted stock options and attendant stock appreciation rights to officers and key employees under the 1985 Plan. The Board also administers stock options and other awards granted under the new 1995 Flexible Incentive Plan. The executive compensation policies and practices are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals. Compensation of the executive officers of the Company is primarily comprised of base salary, long-term equity incentives, and miscellaneous other fringe benefits. With the expansion of the Board of Directors to five members, including two outside directors, in May 1997, the Board established an independent Compensation Committee with a majority of outside directors. Subsequent to its establishment, the new Compensation Committee ratified the existing compensation policies of the Company and assumed the administration of executive compensation previously managed by the entire board.

COMPENSATION PHILOSOPHY AND OBJECTIVES

         BASE  SALARY:   The  base  salaries  of  the  executive   officers  are
established at a level deemed appropriate to attract and retain qualified executives who are instrumental in helping the Company achieve its business objectives. In establishing salaries, the Compensation Committee considers the recommendations of management, the amount of responsibilities of the executive officers, the salaries of others similarly situated within the Company, the recent performance in the executive's area of responsibility, and any changes in the cost-of-living. The Company also considers the competitiveness of the entire compensation package in determining the level of salaries. The salaries of the executive officers are reviewed annually and reflect the performances of the past year. As a result, the salaries received in 1998 reflected the individual performances in 1997 for officers who were with the Company during the that year.

         INCENTIVE  PLANS:  The 1985 Plan and the 1995 Flexible  Incentive  Plan
were designed to align the long-term interests of key employees with shareholders. The 1995 Flexible Incentive Plan set aside up to 400,000 shares of the Company's Common Stock to be available to be offered to employees of the Company as a long-term incentive. If Proposal II below is approved by the shareholders, the number of shares available for awards under the 1995 Flexible Incentive Plan will increase to 1,500,000. The exercise price of options under the Plans may not be less than 100% of the fair market value per share of the Common Stock on the date of the grant. The number of options granted to any individual is dependent on the individuals' level of responsibility and ability to influence the performance of the Company. Existing options under the 1985 Plan are being administered by the Compensation Committee since no new options may be granted under the terms of the 1985 Plan. The Compensation Committee also administers the 1995 Flexible Incentive Plan which was approved as presented to the shareholders during the 1995 Annual Meeting.

         FRINGE BENEFITS: From time to time, the Company makes available to key employees and executives certain other fringe benefits. The Company may provide automobiles, club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual they are considered to be part of the individual's compensation package.

         EXECUTIVE COMPENSATION. On December 11, 1997, the compensation of Mr. James E. Sigmon, the Chief Executive Officer (CEO), was increased to $132,000 per year from the previous $120,000 per year subject to terms specified in an employment agreement with the Company, as amended in 1994. The Compensation Committee evaluates the CEO's contribution to the Company's long-term financial and non-financial objectives. In addition, the Committee evaluates the performance of the CEO based upon a variety of factors including the Company's earnings per share, enhancement of asset values and quality and the extent to which business plan goals are met or exceeded. The Committee does not assign relative weights to any of the foregoing factors, but instead makes a subjective determination based upon a consideration of all such factors. During 1998, the CEO was awarded non-qualified incentive stock options to purchase 600,000 shares at 110% of current market price at date of grant, under the terms of the 1995 Flexible Incentive Plan, subject to the shareholders' approval of Proposal II below. The stock options vest and are exercisable in specified amounts upon the Company's common stock attaining the following price levels: 200,000 shares at $5.00, 100,000 shares at $7.50, 100,000 shares at $10.00, 100,000 shares at
$12.50 and $100,000 shares at $15.00. During 1996, The Board of Directors granted to the CEO a one percent (1%) overriding royalty interest, effective September 1, 1996, under all leases that the Company has acquired or acquires while the CEO continues to serve in that capacity, proportionately reduced to the Company's interest in such leases.

         In summary, based on the performance of the Company during the past several years, and in light of the their efforts put forth directing the Company, the Compensation Committee and the Board have determined that the compensation paid to the CEO, as described in the Summary Compensation Table below, as well as compensation paid to other Company officers, serves the best interests of the Company's Shareholders and continue to emphasize programs that they believe positively affect Shareholder value. This report is submitted by:

           The Exploration Company Compensation Committee 1998 Members
            Stephen M. Gose, Jr., Michael Pint, Robert L. Foree, Jr.

             The Exploration Company Board of Directors 1998 Members
            Stephen M. Gose, Jr., Michael Pint, Robert L. Foree, Jr.
                        James E. Sigmon, Thomas H. Gose,

         Comparative Performance Graph. The following graph compares the performance of the Company's common stock for the five-year period commencing August 31, 1993 to (i) the NASDAQ market composite index (NASDAQ-US) and (ii) NASDAQ exploration and production companies comprised of approximately 74 active companies which trade on either the NASDAQ National Market System or the NASDAQ Small-Cap Market. The graph assumes that a $100 investment was made in the Company's common stock and each index on August 31, 1993, and that dividends, if any, were reinvested. Also included are the respective investment returns based upon the stock and index values as of the end of each year during such five-year period. The information was provided by the Center for Research in Security Prices (CRSP) of The University of Chicago Graduate School of Business. The index of exploration and production companies used includes all available NASDAQ stocks under SIC codes 1310-19 (companies engaged in oil and gas exploration and production operations) actively traded on NASDAQ during the comparative term. The list of comparative companies is available to shareholders directly from CRSP or may be obtained at no cost from the Company by writing the Company or telephoning (210) 496-5300 and requesting the information.


                   COMPANY         MARKET         PEER
     DATE           INDEX          INDEX          INDEX
     ----           -----          -----          -----
     8/31/93        100             100            100

     8/31/94         84             104             82

     8/31/95         90             140             78

     8/31/96         74             158             98

     8/31/97        266             221            125

     8/31/98         40             210             69



         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. There are no interlocks between the members of the Board of Directors and other corporations nor any material transactions between the Company and any of such members of the Board or other members of its Management.


         SUMMARY COMPENSATION INFORMATION. The following table contains certain information for each of the fiscal years indicated with respect to the chief executive officer and those executive officers of the Company as to whom the total annual salary and bonuses paid or accrued during the fiscal year ended August 31, 1998, exceeded $100,000:


                           SUMMARY COMPENSATION TABLE

Name and                                                        Other Annual        Long-term       All other
Principal Position           Year      Salary       Bonuses     Compensation       Compensation    Compensation
------------------           ----      ------       -------     ------------       ------------    ------------
James E. Sigmon              1998      $ 132,000     $ 0       (1)    $ 41,623            $ 0              $ 0
President & CEO              1997        120,000       0       (1)      20,827              0                0
                             1996         72,000       0       (1)      12,498              0            7,500


(1) Amounts represent income from one percent (1%) overriding royalty interest, proportionately reduced to the Company's interest in such leases.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                         AND FISCAL YEAR END OPTION/SAR

                                                       Number of Unexercised            Value of Unexercised
                             # Shares     Value             Options/SARs                      Options/SARs
     Name                    Exercised    Realized         August 31, 1998                 August 31, 1998
    ---------                ---------    --------     -----------------------          ------------------
James E. Sigmon (2)               -           -                750,000                         (1)  $ 0
Michael Pint (3)                  -           -                 75,000                         (1)  $ 0
Robert L. Foree, Jr (3)           -           -                 75,000                         (1)  $ 0
Roberto R. Thomae (4)             -           -                 50,000                         (1)  $ 0

(1) Value of unexercised options calculated as the difference in the stock price at August 31,1998 and the option price. None of the unexercised options were in the money at August 31, 1998; accordingly the options are valued at $0 at year end.

(2) 150,000 of Mr. Sigmon's unexercised options were exercisable as of August 31, 1998, and the remaining 600,000 are exercisable as described in footnote (1) of the previous table.

(3) 50,000 of Mr. Pint and Mr. Foree's options, respectively, were exercisable as of August 31, 1998

(4)  25,000 of Mr. Thomae's options were exercisable at August 31, 1998.



     EMPLOYMENT AGREEMENT. In December, 1997 The Company amended an employment agreement with its President, Mr. James E. Sigmon, which set his salary at a minimum of $132,000 annually. During fiscal 1997, Mr. Sigmon's salary was $120,000. Mr. Sigmon was also granted a one percent (1%) overriding royalty interest in all leases acquired by the Company, proportionately reduced to the Company's interest in the leases. Mr. Sigmon's Employment Agreement is terminable upon ninety days notice but his right to the overriding royalty interest is vested and cannot be terminated.

     TRANSACTIONS WITH MANAGEMENT AND OTHERS. Since the beginning of the Company's last fiscal year, there were no transactions with Management or others requiring disclosure.

PROPOSAL  II - AMENDMENT TO 1995 FLEXIBLE INCENTIVE PLAN

         In the Annual Meeting of Shareholders of the Company held on April 28, 1995, shareholders of the Company approved the 1995 Flexible Incentive Plan (the "Plan") that became effective as of January 1, 1995. The purposes of the Plan are to enable the Company to attract, motivate and retain highly talented officers, directors, managers and other key employees by enabling the Company to make awards that recognize the creation of long-term value for the Company's shareholders and promote the continued growth and success of the Company. To accomplish this purpose, the Plan provides for the granting to eligible persons of stock options, stock appreciation rights, restricted stock, performance awards, performance stock, dividend equivalent rights and any combination thereof.

         No more than 400,000 shares of Common Stock may now be issued by the Company with respect to awards granted under the Plan. This 400,000-share limitation was written into the Plan in 1995 to conform with securities industry guidelines specifying that shares available for issuance under an issuer's stock option plan not exceed ten percent (10%) of the issuer's issued and outstanding common stock. When the Plan was approved by shareholders in 1995, the Company then had approximately 4,681,087 shares of Common Stock issued and outstanding. Due to the increased capitalization and the correspondingly increased profitability of the Company since 1995, the Company now has approximately 15,613,516 shares of Common Stock issued and outstanding. Accordingly, the Company can now significantly increase shares available for award under the Plan in conformity with securities industry guidelines.

         The Board of Directors unanimously recommends that the shareholders approve an amendment to the Plan to increase from 400,000 to 1,500,000 the maximum number of shares that may be issued with respect to awards to eligible persons under the Plan. This proposed amendment will be accomplished by simply changing the number "400,000" to "1,500,000" in Section 4.1 of the Plan.

         The Board of Directors believes this amendment to be in the best interest of the Company and its shareholders. Due to the expansion and success of the Company since 1995, the number of persons eligible to receive awards under the Plan has increased significantly, and the Company's need for highly experienced and skilled personnel has also increased significantly. The Board of Directors believes the additional shares authorized for issuance in connection with awards under the Plan are essential to retain existing personnel and attract new personnel.

         THE BOARD RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE 1995 FLEXIBLE INCENTIVE PLAN TO INCREASE TO 1,500,000 THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED WITH RESPECT TO AWARDS UNDER THE PLAN.

PROPOSAL  III - PROPOSED REINCORPORATION

SUMMARY

         The Board of Directors unanimously recommends that the shareholders approve a change in the Company's state of incorporation from Colorado to Delaware. This proposed change will be accomplished by merging the Company into The Exploration Company of Delaware, Inc., a Delaware corporation ("Newco") which is a wholly owned subsidiary of the Company, and which was formed in 1995 for this purpose. The reincorporation will not involve a change in the business, management, location, policies, properties, assets, liabilities or net worth of the Company. In connection with such reincorporation, the authorized capitalization of the Company will be changed by reducing the number of authorized shares of Common Stock from 200,000,000 shares to 50,000,000 shares and by providing for the issuance of 10,000,000 shares of preferred stock (the "Preferred Stock"). Upon the conclusion of the merger, all of the previously outstanding shares of Common Stock of the Company will be automatically converted into the same number of shares of Common Stock of Newco and the Company will be renamed The Exploration Company of Delaware, Inc. The proposed reincorporation will be accomplished pursuant to the terms of a Plan and Agreement of Merger ("Reincorporation Agreement") between the Company and Newco, a copy of which is attached hereto as Appendix "A".

         The reincorporation was previously approved by the Company's shareholders in 1995, but the Board of Directors subsequently utilized the discretion given them by the shareholders to defer implementation of the reincorporation in Delaware. Having once again determined that the proposed reincorporation is in the best interest of the Company and its shareholders, the Board of Directors has elected to seek shareholder approval because of the lapse of time since the 1995 approval and the increase in the authorized shares of Newco since 1995 necessitated primarily by share issuances by the Company since 1995. More specifically, when reincorporation was authorized in 1995 the Company had 4,681,087 shares of Common Stock issued and outstanding, and Newco was authorized to issue 15,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of January 8, 1999, the Company had 15,613,516 shares of
Common Stock issued and outstanding. Consequently, the authorized shares of Newco Common Stock needed to be increased proportionately in order to accomplish the proposed one-for-one share exchange, to enable the Company to meet its commitment to the 1995 Flexible Incentive Plan and to provide authorization for such increases in outstanding Common Stock as future operations might reasonably require. Although there is no immediate need for issuance of any of the 10,000,000 shares of Preferred Stock authorized for issuance by Newco, the Board of Directors elected to increase the number of authorized shares of Preferred Stock of Newco to provide for increased flexibility in structuring transactions that may become necessary or desirable to meet the capital needs of the Company.

         On the effectiveness of the merger, (a) the legal existence of the Company as a separate corporation will cease; (b) Newco, as the surviving corporation, will succeed to the assets and assume the liabilities of the Company; and (c) each outstanding share of the Company's Common Stock will automatically be converted into one share of Common Stock, $.0l par value, of Newco. Each outstanding certificate representing a share or shares of the Company's Common Stock will continue to represent the same number of shares of Newco stock. It will not be necessary for shareholders to exchange the Company's stock certificates for Newco's stock certificates. Following the reincorporation, Company stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of Newco. The Newco stock will be quoted in the National Association of Securities Dealers Quotation System. Upon consummation of the merger the Company's Certificate of Incorporation will reduce the authorized number of Common Shares from 200,000,000 to 50,000,000 and the Company will be authorized to issue 10,000,000 shares of Preferred Stock.

         If the proposed reincorporation discussed herein is approved by the shareholders, then the Company's 1995 Flexible Incentive Plan (the "Plan") will be assumed by Newco and amended so that all options and rights to purchase Common Stock under such Plan will be exercisable into shares of common stock of Newco on the same terms and subject to the same conditions. Approval of the proposed reincorporation will constitute approval by the shareholders of the Company of the assumption of the Plan by Newco and the amendments thereto necessitated by the reincorporation.

         If the reincorporation is approved, the shareholders will become shareholders of Newco and will be governed by the certificate of incorporation and bylaws of Newco. Newco will be governed by Delaware law and a new certificate of incorporation and bylaws, which will result in certain changes in the rights of the Company's shareholders. The certificate of incorporation and bylaws of Newco contain provisions which are different from the Company's present Articles of Incorporation and Bylaws. See "Significant Differences between the Company's Articles of Incorporation and Newco's Certificate of Incorporation."

         The discussion contained herein is qualified in its entirety by, and should be read in conjunction with, the Reincorporation Agreement, the certificate of incorporation of Newco, the amendment thereto increasing the authorized shares and the bylaws of Newco, copies of which are attached hereto as Appendices "A", "B", "C", and "D", respectively.

PRINCIPAL REASONS FOR REINCORPORATION

         The Board of Directors believes that the best interest of the Company and its shareholders will be served by changing its place of incorporation from Colorado to Delaware. The Company was incorporated in Colorado in 1979 because the laws of that State were deemed adequate at that time for the conduct of its business. In the intervening years, the Company has diversified and expanded the base of its business operations. The Board of Directors believes that the General Corporation Law of Delaware will be better suited to the present and future legal and business needs of the Company.

         The state of Delaware has long been considered the leader in adopting, construing and implementing comprehensive, flexible corporation laws which are conducive to the operational needs and independence of corporations domiciled in that state. The General Corporation Law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet the changing needs of the business environment over the years, the Delaware judiciary has acquired considerable expertise in dealing with complex corporate and business law issues. It is anticipated that the Delaware General Corporation Law will continue to be interpreted and construed in significant court decisions, thus lending predictability to the Company's corporate legal affairs.

         The Board of Directors believes that the proposed reincorporation would result in numerous advantages to both management and the Corporation's shareholders. Paramount among those is the sophistication of Delaware corporate law and the predictability that this sophistication lends to the Company's corporate legal affairs. Despite the unanimous belief of the Board of Directors that the reincorporation is in the best interest of the Company and its shareholders, shareholders should be aware that Delaware law has been publicly criticized by some parties on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. In addition, shareholders should be aware that there may be additional perceived disadvantages to the shareholders to a reincorporation in Delaware. Shareholders should note that the statutory appraisal rights of shareholders of a Delaware corporation are more limited than those under Colorado law. See "Significant Differences Between the Corporation Laws of Colorado and Delaware - Appraisal Rights". In addition, the potential anti-takeover effects of the proposed reincorporation may result in the shareholders not receiving the full value for their shares through the merger or acquisition of the Company with a third party seeking to obtain control of the Company or may make it more difficult for such third party to obtain such control of the Company or the Board of Directors.

         The proposed reincorporation is not part of any plan by the Board of Directors to adopt a series of other provisions having an anti-takeover effect and the Board of Directors does not presently intend to propose any other anti-takeover measures in future proxy solicitations. However, shareholders should note that the proposed reincorporation from Colorado to Delaware may make any attempt to gain control of the Company or the Board of Directors more difficult, costly or time-consuming for a party seeking to acquire such control. Under certain circumstances under Delaware law, the Board of Directors could create voting impediments or frustrate persons seeking to effect a takeover or otherwise gain control of the Company. In addition, the Delaware general corporation law contains provisions which may be perceived as having an anti-takeover effect and which are not present under the Colorado Business Corporation Act.

         The reason that the reincorporation is being proposed at this time is that the adoption of the merger necessary to effect the reincorporation requires a vote of the shareholders, and the Company desires to avoid the cost of having a special shareholders meeting and another solicitation of proxies concerning the reincorporation proposal when such can be considered at this regular meeting of the shareholders.

CERTAIN MATERIAL CHANGES

         If the  reincorporation is approved,  certain material changes will be:
(a) the elimination of certain appraisal rights of the Company's shareholders and (b) the authorization of 10,000,000 shares of Preferred Stock by the Company.

APPRAISAL RIGHTS

         The statutory appraisal rights of shareholders of a Delaware corporation are more limited than those under Colorado law. The Board of Directors has elected not to provide appraisal rights in addition to those granted by Delaware law in the certificate of incorporation of Newco, believing that the statutory appraisal rights under Delaware law sufficiently protect the rights of shareholders. See "Significant Differences between the Corporation Laws of Colorado and Delaware - Appraisal Rights".

PREFERRED STOCK

         GENERAL

         Presently the Articles of Incorporation of the Company only allow for the issuance of Common Stock, of which 200,000,000 shares are authorized and 15,613,516 shares were issued and outstanding on January 8, 1999. The amended Certificate of Incorporation of Newco will reduce the number of authorized common shares from 200,000,000 to 50,000,000 (which will have no effect on the shares outstanding) and will authorize the issuance of 10,000,000 shares of Preferred Stock, $.0l par value. Upon the completion of the reincorporation, such preferred stock will be authorized for issuance by the Company. The Company has no present plans for the issuance or use of the preferred stock proposed to be authorized and no offering of the preferred stock is contemplated in the proximate future. However, the Board of Directors believes that the proposed authorization of preferred stock will improve the ability of the Company to take advantage of financing and other market opportunities as they may arise from time to time. The terms of any series of the preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board of Directors. Unless required by applicable laws or regulations, no further authorization by vote of the shareholders will be solicited for the issuance of any series of the preferred stock.

POSSIBLE ANTI-TAKEOVER EFFECT

         The proposed authorization of the preferred stock is not intended to have any anti-takeover effect. However, shareholders should note that the availability of preferred stock could make any attempt to gain control of the Company or the Board of Directors more difficult, costly or time-consuming for a party seeking to acquire such control. Under certain circumstances, the Board of Directors could create voting impediments or frustrate persons seeking to effect a takeover or otherwise gain control of the Company, by causing such preferred stock to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders.

POSSIBLE ANTI-TAKEOVER EFFECT OF REINCORPORATING IN DELAWARE

         To the extent the reincorporation discourages any unilateral takeover attempts, it will be to the advantage of shareholders only to the extent any enhanced power of the Board of Directors is utilized wisely and for the benefit of all shareholders. Also, approval of these provisions could discourage or frustrate future attempts (for example, by means of tender offers for, or open market purchases of Common Stock) to acquire control of the Company even where a majority of shareholders approves of the action or believes the action to be in its best interests. As tender offers are often made at a substantial premium above market price, and as large purchases made in the open market often result in temporary fluctuations in the market price of such shares, shareholders might not be afforded the opportunity to sell their shares at such premium prices if the proposed provisions operate to delay or frustrate the assumption of control by a holder of a large block of the Company's shares or a change in the composition of the incumbent Board of Directors, even if many shareholders considered such actions to be beneficial. Furthermore, adoption of these provisions will not necessarily ensure or guarantee that shareholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares or that the price received will be fair or equitable.

         THE CHANGES DISCUSSED ABOVE, TOGETHER WITH THE AUTHORIZATION OF PREFERRED STOCK ARE NOT BEING PROPOSED AS A RESPONSE TO ANY SPECIFIC EFFORT TO TAKE OVER CONTROL OF THE COMPANY AND ARE NOT INTENDED AS ANTI-TAKEOVER DEVICES. HOWEVER, THE OVERALL EFFECT OF THESE PROVISIONS MAY BE TO RENDER IT MORE DIFFICULT TO ACCOMPLISH A MERGER, TENDER OFFER, OR ASSUMPTION OF CONTROL OF THE COMPANY AND THUS MAKE IT MORE DIFFICULT TO REMOVE THE COMPANY'S PRESENT MANAGEMENT.



SIGNIFICANT DIFFERENCES BETWEEN THE COMPANY'S ARTICLES OF INCORPORATION AND NEWCO'S CERTIFICATE OF INCORPORATION

         The following paragraphs describe significant changes resulting from the reincorporation of the Company under the Newco certificate of incorporation. Although the Board of Directors believes that the following summary is a fair one, it should be understood that it is a summary only, does not purport to be complete and is qualified in its entirety by reference to the articles of incorporation of the Company and the certificate of incorporation of Newco.

AUTHORIZED CAPITALIZATION

         The Company currently has an authorized capitalization of 200,000,000 shares of Common Stock, $.0l par value. Newco has an authorized capitalization of 50,000,000 shares of Common Stock, $.0l par value and 10,000,000 shares of Preferred Stock, $.01 par value. The Company presently had 15,613,516 shares of its Common Stock issued and outstanding on January 8, 1999. If the proposed merger is approved by the shareholders, Newco will issue shares of its Common Stock to the current stockholders of the Company on a one-for-one basis. Newco does not presently have any arrangements, agreements or undertakings with respect to the issuance of the remaining authorized shares of Common Stock other than pursuant to the Plan mentioned herein. While the Company's Articles of Incorporation do not authorize the issuance of Preferred Stock, the Certificate of Incorporation of Newco, as amended, authorizes the issuance of 10,000,000 shares of Preferred Stock. See "Certain Material Changes Preferred Stock".

REQUIRED SHAREHOLDER VOTE ON CERTAIN MATTERS

     The Company's Articles of Incorporation provide that the affirmative vote of a majority of all of the outstanding shares of the corporation entitled to vote shall be required for (1) adopting an amendment or amendments to the Articles of Incorporation, (2) lending money to, guaranteeing the obligations of or otherwise assisting any of the directors of the corporation, (3) authorizing the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the corporation, with or without its goodwill, not in the usual and regular course of business, (4) approving a plan of merger or consolidation, (5) adopting a resolution submitted by the Board of Directors to dissolve the corporation, and (6) adopting a resolution submitted by the Board of Directors to revoke voluntary dissolution proceedings. No corresponding provision is included in the Certificate of Incorporation of Newco as under the Delaware General Corporation Law, the above-referenced actions (except with respect to lending money to, guaranteeing the obligations of or otherwise assisting any of the directors of the corporation) generally require the approval of a majority of the shareholders entitled to vote without regard to whether or not such restriction is incorporated in the Certificate of Incorporation of Newco. Under the Delaware statute, Delaware corporations are entitled to lend money to, or guarantee any obligation of, any officer or other employee of the corporation, including officers or employees who are directors of the corporation whenever, in the judgment of the board of directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. Accordingly, following the proposed reincorporation, the Board of Directors will have the power to authorize such a transaction, subject to the limitations imposed by the Delaware statute, without the approval of the shareholders.

OTHER

         The Company's Articles of Incorporation deny preemptive rights and prohibit cumulative voting by shareholders and Newco's Certificate of Incorporation similarly does not provide for preemptive rights and prohibits cumulative voting by shareholders. Except for transactions which are by law or regulation required to have shareholder approval, no additional shareholder approval will be necessary for the issuance of the additional authorized shares of Common Stock or Preferred Stock of Newco.

         In addition to the variations between the Articles of Incorporation of the Company and the Certificate of Incorporation of Newco discussed above, other variations of a less significant nature include (i) the omission of certain provisions as superfluous because they are covered by Delaware law, such as the perpetual duration of the Company; (ii) changes which merely reflect that Delaware, rather than Colorado, is the jurisdiction of incorporation, such as the location in Delaware of the registered office of the corporation; and (iii) changes which reflect specific provisions of Delaware law, such as the recitation that Newco may engage in any lawful business.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF COLORADO AND DELAWARE

         As described above, the Board of Directors believes that the Delaware General Corporation Law is a flexible and more well defined corporation law which differs in certain respects from the Colorado Business Corporation Act. Certain material differences between the Delaware and Colorado laws, as such differences may effect the rights of shareholders, are set forth below.

         Although the Board of Directors believes that the following summary is a fair one, it should be understood that it is a summary only; does not purport to be complete and is qualified in its entirety by reference to the provisions of the Delaware General Corporation Law and the Colorado Business Corporation Act.

INDEMNIFICATION OF CORPORATE AGENTS

         Under the Colorado Business Corporation Act, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if that person conducted himself or herself in good faith and reasonably believed in the case of conduct in an official capacity, that his or her conduct was in the corporation's best interest; and in all other cases, that his or her conduct was at least not opposed to the corporation's best interest; and in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful. Under the Colorado statute, the corporation may not, without court approval, indemnify a director in connection with a proceeding by or in the right of a corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit. Indemnification under the statute is limited to reasonable expenses incurred in connection with the proceeding. Unless otherwise limited by the corporation's articles of incorporation, the statute requires that a corporation indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director. The corporation may advance expenses to directors if a director furnishes to the corporation a written affirmation of the director's good faith belief that the director has met the standard for indemnification set forth in the statute, the director furnishes to the corporation an obligation to repay any such advancement of expenses if it is later determined that the director was not entitled to indemnification, and a determination is made that the facts then known would not preclude indemnification under the statute. The determination as to whether a director is entitled to indemnification is made by the board of directors by a majority vote of those present at a meeting in which a quorum is present and only those directors not parties to the proceeding shall be counted in satisfying the quorum or if a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee consists of a two or more directors not parties to the proceedings,  except  that  directors  who are  parties  to the  proceeding  may participate in the designation of directors for the committee. If a quorum cannot be obtained as set forth above, the determination will be made by independent legal counsel selected by the board of directors or by the shareholders. Unless prohibited by the articles of incorporation of the corporation, a court may order indemnification if it determines that a director is entitled to indemnification under the statute. Unless otherwise provided in the articles of incorporation of the corporation, an officer is entitled to the same mandatory indemnification and court ordered indemnification as a director under Colorado law and the corporation may indemnify and advance expenses to any officer, employee, fiduciary, or agent of the corporation to the same extent as the director and the corporation may also indemnify and advance expenses to any officer, employee, fiduciary, or agent who is not a director, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract. Colorado corporations may purchase insurance on behalf of any person entitled to indemnification by the corporation against liability incurred in an official capacity regardless of whether the person may actually be indemnified under the provisions of the statute. The Articles of Incorporation of the Company provide that the Company shall have the right to indemnify any person to the fullest extent allowed by Colorado law except as limited by the Company's bylaws. The Company's bylaws contain provisions which generally track the statutory indemnification provisions of the Colorado Business Corporation Act.

         The Delaware General Corporation Law generally provides that subject to certain restrictions contained in the statute, a Delaware corporation may indemnify any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the corporation or other than by or in the right of the corporation by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another business entity. A person who has been successful on the merits or otherwise in any suit or matter covered by the indemnification statute must be indemnified against expenses incurred by him in connection therewith. Indemnification is authorized upon a determination that the person to be indemnified has met the applicable standard of conduct required. The determination is to be made by a majority of the vote of the directors who are not parties to the action, or if there are no such directors, by independent counsel or by the shareholders. Expenses incurred in defense may be paid in advance of the final disposition of the suit upon receipt of an undertaking by the person to be indemnified to repay any such amount if it is ultimately determined that he or she was not entitled to indemnification. The indemnification or advancement of expenses provided by the Delaware General Corporation Law is not exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise. Insurance may be purchased on behalf of any person entitled to indemnification by the corporation against any liability incurred in an official capacity regardless of whether the person can be indemnified under the statute. The bylaws of Newco provide that the Company shall indemnify its directors, officers, employees and agents to the fullest extent permitted by the general corporation law of Delaware and the Certificate of Incorporation of Newco.

         Although the provisions of the Colorado Business Corporation Act and the Delaware General Corporation Law are similar with respect to the ability of directors, officers, employees and agents of the corporation to seek indemnification from the corporation, the provisions of the Delaware General Corporation Law contain fewer limitations on the ability of such parties to seek indemnification from a corporation and accordingly permit indemnification in more circumstances than the Colorado statute.

APPRAISAL RIGHTS

         Shareholders of Colorado corporations are entitled to exercise certain appraisal rights in the event of a merger, share exchange, sale, lease, exchange or any other disposition of all or substantially all of the property and assets of the corporation. Under Colorado law dissenting shareholders are entitled to object to the proposed corporate action and obtain the payment of the fair value of his shares in the corporation. The Colorado statute specifies a procedure whereby the shareholder must perfect his or her appraisal rights. The appraisal rights of a shareholder of a Colorado corporation are set forth in Appendix "E" attached hereto. Shareholders of the Company are entitled to exercise such appraisal rights with respect to this Proposal III. See "Rights of Dissenting Shareholders" below.

         A Delaware corporation may, but is not required to, provide in its Certificate of Incorporation that appraisal rights shall be available to shareholders in the event of an amendment to the certificate of incorporation, the sale of all or substantially all of the assets of the corporation or the occurrence of any merger or consolidation in which the Delaware corporation is a constituent company. No such provision is included in the Certificate of Incorporation of Newco.

         Under Delaware law and in the event that the Certificate of Incorporation does not speak to such matters, shareholders are entitled to certain limited rights of appraisal in the event of a merger or consolidation of the corporation. The Delaware statute, like the Colorado statute, entitles the dissenting shareholder to payment for the fair value of his shares. However, unlike the Colorado statute, under the Delaware statute and unless otherwise provided in the certificate of incorporation, appraisal rights are only available for Delaware shareholders for mergers or consolidations of the corporation. Furthermore, no appraisal rights are available, however, under Delaware law, for the holders of any shares of stock of a constituent Delaware corporation to a merger if that corporation survives the merger and if the merger did not require for its approval the vote of the shareholders of such constituent Delaware corporation. Moreover, under Delaware law, no appraisal rights are available to shareholders of a Delaware constituent corporation in a merger for any shares of stock which, at the record date for the vote on such merger, were either (a) listed on a national securities exchange or quoted on the Nasdaq National Market System ("Nasdaq-NMS") or (b) held of record by more than 2,000 shareholders. Following the merger, Newco's stock will not be held of record by more than 2,000 shareholders and Newco's stock will not be listed on a national securities exchange or the Nasdaq-NMS. In any event, appraisal rights are available to Delaware shareholders if the shareholders are required by the terms of an agreement of merger or consolidation to accept for such stock of the constituent corporation anything except (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof; (b) shares of stock of any other corporation, or depository receipts in respect thereof which shares of stock or depository receipts at the effective date of the merger or consolidation will be listed on a national securities exchange or designated as a national market systems security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders; (c) cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs (a) and (b); or (d) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs (a), (b) and (c). Generally speaking, appraisal rights are available in fewer circumstances and are subject to more limitations under Delaware law than under Colorado law. In addition, the procedures required of a shareholder in order to perfect appraisal rights and to obtain the payment of fair value for shares are more onerous under the Delaware statute than under the Colorado statute. See "Certain Material Changes -- Appraisal Rights."

DIVIDENDS - SOURCE OF DIVIDENDS

         The Colorado Business Corporation Act provides that distributions to shareholders may be paid providing that after giving effect to the distribution, the corporation is able to pay its debts, the total assets of the corporation would not be less than the sum of its liabilities and unless otherwise permitted in the articles of incorporation of the corporation, there will remain the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those shareholders receiving the distribution. The Delaware General Corporation Law provides that dividends may be paid either out of surplus (i.e. the excess of the net assets of the corporation over the amount of capital designated by the board of directors) or, if none, the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year except in cases where the capital is diminished to an amount less than the aggregate amount of capital represented by the issued and outstanding stock having a preference upon the distribution of the assets. The differences with regard to source of dividends between the Delaware and Colorado statute are not likely to have a material effect on the calculation or payment of dividends by the Company.

DIVIDENDS - WASTING ASSETS CORPORATIONS

         The Delaware General Corporation Law provides that subject to the restrictions contained in the Certificate of Incorporation, the directors of any corporation engaged in the exploitation of wasting assets (which includes, but is not limited to, a corporation engaged in the exploitation of natural resources or other wasting assets, including patents, or engaged primarily in the liquidation of specific assets) may determine the net profits derived from the exploitation of such wasting assets or the net proceeds derived from such liquidation without taking into consideration the depletion of such assets resulting from lapse of time, consumption, liquidation or exploitation of those assets. The Colorado Business Corporation Act contains no corresponding statutory provision. As an energy company, the Company is generally engaged in the exploitation of wasting assets. The availability of the statutory provision under the Delaware law provides greater clarity with regard to the calculation of dividends by the Company.

DIVIDENDS - STOCK DIVIDENDS

         The Colorado Business Corporation Act provides that unless otherwise provided in the Articles of Incorporation, shares of stock may be issued pro rata and without consideration to the shareholders or to the shareholders of one or more series of its shares. Shares of one class or series may not be issued as a share dividends in respect of another class unless the Articles of Incorporation so authorize, such issuance is approved by a majority of the votes entitled to be cast by the class or series to be issued, or there are no outstanding shares of the class or series to be issued. The Company's Articles of Incorporation authorizes one class of stock, Common Stock. The Delaware General Corporation Law provides that dividends may be paid in the corporation's capital stock. It further provides that if a dividend is to be paid in shares of the corporation's theretofore unissued capital stock, the directors must, by resolution, direct that there be designated as capital in respect of such shares an amount which is not less than the aggregate par value of par value shares being declared as a dividend. No such designation as capital is necessary if shares are being distributed by a corporation pursuant to a split-up or a division of its stock rather than as a payment of a dividend declared payable in the stock of a corporation. The Delaware statute contains no general prohibition on the issuance of share dividends from one class as dividends with respect to another class. The provisions set forth in the Delaware statute with respect to designation of capital relating to stock dividends may serve as a restriction on the declaration of stock dividends by the Company as a Delaware corporation rather than a Colorado corporation.

REDUCTION OF CAPITAL

         The Delaware General Corporation Law provides that a corporation may reduce its capital in a variety of specified methods, including: by reducing or eliminating the capital represented by shares of capital stock which had been retired; by applying to an otherwise authorized purchase or redemption of outstanding shares of its capital stock, some or all of the capital represented by the shares being purchased or redeemed or any capital that has not been allocated to any particular class of its capital stock; by applying to an otherwise authorized conversion or exchange of outstanding shares of its capital stock, some or all of the capital represented by the shares being converted or exchanged, or some or all of any that has not been allocated to any particular class of its capital stock, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange; or by transferring to surplus (i) some or all of the capital not represented by any particular class of its capital stock; (ii) some or all of the capital represented by issued shares of its par value capital stock, which capital is in excess of the aggregate par value of such shares; or (iii) some of the capital represented by the issued shares of its capital stock without par value.

         The   foregoing   may  be   conducted   without  the  approval  of  the
corporation's shareholders, provided that the assets remaining after the reduction are sufficient to pay any debts not otherwise provided for. The Colorado Business Corporation Act, contains no directly corresponding provision. The statutory scheme for capitalization of Colorado corporations differs from the Delaware statute in that concepts such as "capital" and "surplus" are not addressed under the Colorado statute. The effect of this difference is not material to the rights of shareholders.

LIABILITIES OF DIRECTORS

         The Colorado Business Corporation Act provides for personal liability for directors for distributions made in violation of statutory provisions or the Articles of Incorporation of the corporation and for certain conflicting interest transactions. Under the Colorado Business Corporation Act, the term "conflicting interest transaction" means (a) a loan or other assistance by a corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest; (b) a guaranty by a corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest; or (c) a contract or transaction between a corporation and a director of the corporation or between the corporation and an entity in which a director of the corporation is a director or officer or has a financial interest. Under that Act, no conflicting interest transaction is void or voidable or may be enjoined, set aside, or will give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation, solely because the conflicting interest transaction involves a director of the corporation or an entity in which a director of the corporation is a director or officer or has a financial interest or solely because the director is present at or participates in the meeting of the corporation's board of directors or of the committee of the board of directors which authorizes, approves, or ratifies the conflicting interest transaction or solely because the director's vote is counted for such purpose if (a) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves, or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or
(b) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved, or ratified in good faith by a vote of the shareholders; or (c) the conflicting interest transaction is fair as to the corporation as of the time it is authorized, approved, or ratified by the board of directors, a committee thereof or the shareholders.

In this regard, common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves, or ratifies the conflicting interest transaction. Under the Colorado statute, a director is generally protected from liability to the corporation or its shareholders for actions taken in good faith, in the exercise of the care an ordinarily prudent person would exercise and in a manner he or she reasonably believes to be in the best interest of the corporation. In discharging his duties, a director is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, prepared by officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, legal counsel, a public accountant or any other person as to matters the director reasonably believes are within such person's professional or expert competence, or in the case of a director, a committee of the board of directors in which the director is not a member if the director reasonably believes the committee merits competence. Under the Colorado statute, the articles of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director except for liability for breach of the director's duty of loyalty to the corporation or to its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, distributions made in violation of certain statutory requirements or any transaction from which the director directly or indirectly derived an improper personal benefit. The articles of incorporation of the Company contain such an elimination of personal liability.

Under the Delaware General Corporation Law, liabilities for directors extend to the payment of unlawful dividends or unlawful stock purchases or redemptions. The Delaware statute also contains a provision relating to transactions which may represent a potential conflict of interest for directors. Although that statute does not provide a definition of conflicting interest transactions as does the Colorado statute, it does provide that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, or a committee or the shareholders. Under the Delaware statute, common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

     Accordingly, the statutory provisions relating to conflicting interest transactions are substantially the same under the Colorado and Delaware statutes. Under the Delaware statute, a director is fully protected in determining whether a dividend may be lawfully declared or stock lawfully purchased or redeemed and in the performance of his duties in relying in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any person as to matters the director reasonably believed to be within the person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation. Under the Delaware statute, the Certificate of Incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. The Certificate of Incorporation of Newco contains such an elimination of personal liability.


INSPECTION OF BOOKS AND RECORDS

         The Colorado Business Corporation Act provides that any person who has been a shareholder of record for at least three months or he has been the holder of record of at least 5% of the outstanding shares of a corporation may make an inspection of the corporation's books and records. The Delaware General Corporation Law generally provides that any stockholder may inspect the corporation's books or records.

BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS

         The Delaware General Corporation Law contains a prohibition, subject to certain exceptions, on business combinations by a Delaware corporation with interested shareholders for a period of three years following the date that such holder became an interested shareholder. Interested shareholders are generally defined under the statute as shareholders owning 15% or more of the outstanding voting stock of the corporation. This general prohibition was designed to discourage hostile take-over attempts of Delaware corporations by third parties. Under the Delaware statute, this prohibition is inapplicable to corporations which do not have a class of voting stock that is (1) listed on a national securities exchange, (2) authorized for quotation on an inter-dealer quotation system of a registered national securities association or (3) held of record by more than 2,000 shareholders. Following the proposed reincorporation, Newco stock will not be held of record by more than 2,000 shareholders and Newco's stock will not be listed on a national securities exchange or the NASDAQ-NMS. Accordingly, this general prohibition will be inapplicable to Newco so long as none of the above thresholds are satisfied. The Colorado Business Corporation Act contains no corresponding prohibition on business combinations with interested shareholders.

CUMULATIVE VOTING FOR DIRECTORS

     A Colorado corporation has cumulative voting for directors unless expressly prohibited by the articles of incorporation. The Company has expressly prohibited cumulative voting in its Articles of Incorporation. Cumulative voting must be expressly provided for in the certificate of incorporation of a Delaware corporation. The Certificate of Incorporation of Newco does not provide for cumulative voting.

SPECIAL MEETINGS

         A special meeting of the shareholders of a Delaware corporation may be called by the holders of shares entitled to cast not less than 10% of the votes to be cast at the meeting. Shareholders of Delaware corporations do not have a right to call a special meeting unless it is conferred in the corporation's certificate of incorporation or bylaws. The Bylaws of Newco allow special meetings to be called by the holders of shares entitled to cast not less than 10% of the votes to be cast at the meeting.

OTHER

         The foregoing is an attempt to summarize the more important differences in the corporation laws of the two states and does not purport to be a complete listing of differences in the rights and remedies of holders of shares of Colorado, as opposed to Delaware, corporations. Such differences can be determined in full by reference to the Colorado Business Corporation Act and the Delaware General Corporation Law. In addition, both Colorado and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the articles of incorporation or bylaws of a corporation. The Articles of Incorporation and Bylaws of the Company and the Certificate of Incorporation and Bylaws of Newco materially modify the rights of shareholders which are generally provided under Colorado and Delaware law in the areas of cumulative voting and preemptive rights of shareholders, required shareholder vote on certain matters and indemnification obligations of a corporation to its directors, officers and agents, and the material differences in that regard between them have been described above. See "Significant Differences Between the Company's Articles of Incorporation and Newco's Certificate of Incorporation -- Required Shareholder Vote on Certain Matters and Other" and "Significant Differences Between the Corporation Laws of Colorado and Delaware -- Indemnification of Corporate Agents and Cumulative Voting for Directors."

CONDITIONS TO EFFECTIVENESS OF THE REINCORPORATION

         (a) receipt of all consents of lenders, lessors and other persons deemed necessary by the officers of the Company to permit the reincorporation, including the Reincorporation Agreement; and (b) approval of the reincorporation by the requisite number of shareholders of the Company.

FEDERAL INCOME TAX CONSEQUENCES

         The reincorporation of the Company in Delaware is intended to be tax-free under the Internal Revenue Code. Accordingly, no gain or loss will be recognized as a result of the reincorporation by the Company's shareholders who consent to the conversion of their shares in the Company for shares in Newco. Likewise, no gain or loss will be recognized by the Company or Newco as a result of the reincorporation. Each shareholder of the Company will have the same basis in the Newco stock received pursuant to the reincorporation as such shareholder has in the Company's shares held at the time of the reincorporation, and the holding period with a stake to such Newco stock will include the period during which such shareholder held the corresponding Company shares, provided the latter were held as capital assets at the time of the reincorporation.

AMENDMENT OR TERMINATION

         The Board of Directors reserves the right to terminate the proposed reincorporation and to amend the Reincorporation Agreement to the extent permitted by law, at any time, whether before or after approval by the shareholders at the Annual Meeting. The Board does not currently anticipate that it will terminate the proposed reincorporation or amend the Reincorporation Agreement. However, in the event that there should be any significant change in the status of the Company, the provisions of applicable Delaware law or other events materially affecting the Company's operations, the Board of Directors may determine to terminate the proposed reincorporation and/or amend the Reincorporation Agreement. Any material change subsequent to shareholder approval will be resubmitted to the shareholders for their ratification.

VOTE REQUIRED

         In accordance with Colorado law and the Company's Articles of Incorporation, the affirmative vote of a majority of the outstanding shares of the Common Stock is required for the approval of the proposed reincorporation, including the Reincorporation Agreement. However, the reincorporation may be abandoned, even after shareholder approval has been obtained, if circumstances arise which, in the opinion of the Board of Directors, make it inadvisable to proceed. In that event, the Company will continue as a Colorado corporation, governed by its present Articles of Incorporation and Bylaws.

         The reincorporation was considered by the Board of Directors in January 1999, and was approved by the unanimous vote of all directors. THE BOARD RECOMMENDS A VOTE "FOR" FOR THE PROPOSAL TO REINCORPORATE THE COMPANY FROM COLORADO TO DELAWARE PURSUANT TO THE REINCORPORATION AGREEMENT. As of January 8, 1999, officers, directors and affiliates of such officers and directors of the Company owned, in the aggregate 2,464,701 shares or 15.78% of the outstanding shares of Common Stock. Such officers and directors have informed the Company that they will vote their shares "FOR" the proposed reincorporation pursuant to the Reincorporation Agreement.

RIGHTS OF DISSENTING SHAREHOLDERS

         Section 7-113-102 of the Colorado Business Corporation Act entitles each shareholder of the Company to object to the proposed reincorporation and to obtain payment of the fair value of his or her shares in the Company. "Fair Value" is defined in the statute as the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable. In order to exercise his or her right to dissent, the shareholder must, prior to the taking of the vote of the shareholders on reincorporation, file with the Company a written objection to Proposal III, stating that his or her right to dissent will be exercised if Proposal III is effected and giving his or her address to which notice shall be delivered or mailed in such event. Such dissenting shareholder must NOT vote in favor of Proposal III, although it is not necessary for the shareholder to vote against Proposal III. Note that a vote against Proposal III alone will not satisfy the requirement under the Colorado Business Corporation Act that the shareholder make demand for payment for his or her shares.

         If Proposal III is approved, the Company shall give notice to such dissenting stockholder within 10 days after Proposal III is approved by the shareholders. Such notice from the Company will: (i) state that the Proposal III was authorized and state the effective date of the proposed reincorporation;
(ii) state an address at which the Company will receive payment demands and an address of a place where certificates for certified shares must be deposited;
(iii) inform holders of uncertified shares as to what extent transfer of the shares will be restricted after the payment demand is received; (iv) supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made; (v) set the date by which the Company must receive the payment demand and the certificates for certified shares, which date shall be not less than 30 days after the date notice from the Company is given; (vi) state certain additional requirements related to dissents by shareholders of record on behalf of a beneficial shareholder; and (vii) be accompanied by a copy of the Colorado Business Corporations Act provisions related to dissenter's rights.

         A shareholder who is delivered a dissenter's notice by the Company and who wishes to assert dissenter's rights is required to deliver a payment demand in the form provided by the Company or in another writing to the Company and deposit the shareholder's certificates for certified shares owned by the shareholder. Within the time frame set forth in the Company's notice, a shareholder who demands payment in accordance with his or her dissenter's rights retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed reincorporation and has only the right to receive payment for the shares after the effective date of such reincorporation.

     Except as set forth below, the demand for payment by a dissenting shareholder and the deposit of certificates are irrevocable. A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date set forth in the Company's dissenter's notice is not entitled to payment for his or her shares under the Colorado Business Corporation Act.

         Upon the effective date of the reincorporation or upon the receipt of a payment demand pursuant to the foregoing procedures, whichever is later, the Company shall pay each dissenter who has complied with the foregoing procedures the amount of the Company's estimate of the fair value of the dissenter's shares, plus accrued interest. The payment to the dissenting shareholder will be accompanied by (i) the Company's balance sheet as of the end of its most recent fiscal year or, if that is not available, the Company's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and a statement of cash flow for that year which balance sheet and statements shall have been audited as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited; (ii) a statement of the Company's estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter's right to demand additional payment under the Colorado Business Corporation Act; and (v) a copy of the dissenter's rights provisions of the Colorado Business Corporation Act.

         If the effective date of the Company's reincorporation does not occur within 60 days after the date set by the Company by which the Company must receive the payment demand from the dissenting shareholder, the Company shall return the deposited certificates and release the transfer of restrictions imposed on uncertified shares. If the effective date of the Company's reincorporation occurs more than 60 days after the date set by the Company by which the Company must receive the payment demand from the dissenting shareholder, then the Company shall send a new dissenters notice, as set forth above, and the provisions of the Colorado Business Corporation Act with respect to dissenters rights shall again be applicable.

         Special provisions of the Colorado Business Corporation Act relate to the rights of dissenting shareholders who acquired their shares after the announcement of the proposed reincorporation which are not discussed herein.

         If the shareholder believes that the amount for his or her shares paid by the Company was less than the fair value of the shares or that the interest due was incorrectly calculated, or if the Company fails to make the required payment within 60 days after the date set by the Company by which the Company must receive the payment demand, or if the Company does not return the deposit of certificates or release the transfer restrictions imposed on uncertified shares as required by the statute, a dissenting shareholder may give notice to the Company in writing of the dissenter's own estimate of the fair value of the dissenter's shares and of the amount of interest he or she believes due and make demand for payment of such estimated amount, less any payment previously made by the Company. Dissenters waive the right to demand additional payment unless the Company receives the notice of additional demand within 30 days after the Company made or offered payment for the dissenter's shares.

         If the demand for payment by a dissenting shareholder remains unresolved, the Company may, within 60 days after receiving the payment demand, commence a judicial proceeding and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence the proceeding within the 60 day period, it must pay to each dissenter whose demand remains unresolved the amount demanded. Such suit is to be brought in Arapaho County, Colorado. Costs of court are generally charged to the Company, except in cases where court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding additional payment.

         The foregoing summary does not purport to be a complete statement of the rights of dissenting shareholders, such summary is qualified in its entirety by reference to Sections 7-113-101 through 7-113-302 of the Colorado Business Corporation Act, which sections are set forth in their entirety as Appendix "E" attached hereto.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO REINCORPORATE THE COMPANY INCLUDING ADOPTION OF THE REINCORPORATION AGREEMENT.



PROPOSAL  IV - RATIFY  APPOINTMENT  OF  INDEPENDENT  AUDITORS


         The Board of Directors has appointed Akin, Doherty, Klein & Feuge ("Akin Doherty") as independent certified public accountants for the Company and its subsidiaries for the fiscal year 1999. Akin Doherty acted in the same capacity in 1996, 1997 and 1998.

         A representative of Akin Doherty is expected to attend the Meeting, will have the opportunity to make a statement if he decides to do so, and will be available to answer questions. Although the submission of this matter to the shareholders is not required by law, the Board of Directors will reconsider its selection of independent accountants if this appointment is not ratified by the shareholders. Ratification will require the affirmative vote of the majority of the shares of Common Stock represented at the Meeting.


 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AUDITORS


SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         It is anticipated that the 1999 Annual Meeting of Shareholders will be held on February 25, 2000. Proposals of shareholders intended to be presented at the 1999 Annual Meeting must be received in writing by the Secretary of the Company at its principal offices, 500 North Loop 1604 East, Suite 250, San Antonio, Texas, 78232, not later than November 30, 1999.

OTHER MATTERS

         No other business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies in the accompanying proxy will vote or refrain from voting for other persons in their place in what they consider the best interests of the Company.

         The foregoing Notice and Proxy Statement are sent by order of the Board of Directors.



                                   /s/Roberto R. Thomae,
                                   Chief Financial Officer
                                   Secretary/Treasurer
                                   Vice President-Finance

January 12, 1999
San Antonio, Texas


     STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OWNED, TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            THE EXPLORATION COMPANY


     Stephen M. Gose, Jr., Michael Pint, Robert L. Foree, Jr., Thomas H. Gose and James E. Sigmon or any of them, with power of substitution of each, are hereby authorized to represent the undersigned at the Annual Meeting of Shareholders of The Exploration Company, to be held at The Petroleum Club of San Antonio 8620 North New Braunfels Avenue, San Antonio, Texas, on Friday, February 26, 1999, at 10:am., and any adjournment thereof, and to vote the number of shares which the undersigned would be entitled to vote if personally present.



TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION JUST SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.




                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

-----------                                                         -----------
SEE REVERSE                                                         SEE REVERSE
   SIDE                                                                SIDE
-----------                                                         -----------

[X]  Please mark votes as in this example.

     This proxy will be voted as you direct below. In the absence of such direction, it will be voted FOR all of the Directors and FOR each of the Proposals below.

     1.   SELECTION OF DIRECTORS:
              Nominees: Stephen, M. Gose, Jr., Michael Pint,Robert L. Foree, Jr.
                        Thomas H. Gose, James E. Sigmon

                         FOR [ ]   WITHHELD [ ]

          [ ] _______________________________________
               For all nominees except as noted above

     2. Proposal to amend the Company's 1995 Flexible Incentive Plan to increase to 1,500,000 the maximum number of shares of Common Stock that may be issued with respect to awards under the Plan.

                         FOR [ ]    AGAINST  [ ]   ABSTAIN  [ ]

     3. Proposal to change the Company's state of incorporation from Colorado to Delaware.

                         FOR [ ]    AGAINST  [ ]   ABSTAIN  [ ]

     4. Proposal to Ratify the Adoption of Akin, Doherty, Klein & Feuge, P.C. as Independent Auditors for the Company for the fiscal year 1998.

                         FOR [ ]    AGAINST  [ ]   ABSTAIN  [ ]

     5. In their discretion, upon such other matters as properly may come before the meeting.

     PLEASE DO NOT FOLD OR MUTILATE THIS CARD.

     NOTE: Please sign exactly as name appears. Joint owners should each sign. Executor, Administrator, or Guardian, please give full title as such. If signer is a corporation, please sign with the full corporation name by duly authorized officer or officers.

     SIGNATURE:______________________DATE:___________________________

     SIGNATURE:______________________DATE:___________________________

                                  APPENDIX "A"

                          PLAN AND AGREEMENT OF MERGER
                                       OF
                             THE EXPLORATION COMPANY
                                  WITH AND INTO
                    THE EXPLORATION COMPANY OF DELAWARE, INC.


         This PLAN AND AGREEMENT OF MERGER (the "Agreement") is made and entered into as of the ____ day of January, 1999, by and between THE EXPLORATION
COMPANY, a Colorado corporation ("TXCO"), and THE EXPLORATION COMPANY OF DELAWARE, INC., a Delaware corporation ("TXCO-Delaware"), sometimes hereinafter collectively referred to as the "Merging Corporations."

                              W I T N E S S E T H:

         WHEREAS, TXCO has an authorized capital of two hundred million (200,000,000) shares of Common Stock, par value of One Cent ($0.01) per share, of which fifteen million, six hundred thirteen thousand, five hundred sixteen (15,613,516) shares were issued and outstanding (the "TXCO Stock") on January 8, 1999; and

         WHEREAS, TXCO-Delaware has an authorized capital of 60,000,000 shares of stock, par value of One Cent ($0.01) per share. Fifty million (50,000,000) shares are designated as Common Stock, of which one hundred (100) shares are issued and outstanding (the "TXCO- Delaware Stock"), and ten million (10,000,000) shares are designated as Preferred Stock; and

         WHEREAS, the Merging Corporations desire to enter into this Agreement;

         NOW, THEREFORE, pursuant to the provisions of Section 252 of the General Corporation Law of Delaware and Sections 7-111-101 through 7-111-104 of the Colorado Business Corporation Act, and for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree that TXCO shall, on the Effective Date (as hereinafter defined), be merged with and into TXCO-Delaware, which shall continue in existence and survive the merger ("Surviving Corporation") and be governed by the laws of the state of Delaware, and that the terms and conditions of the merger hereby agreed upon, the mode of carrying the same into effect, and the manner and basis of exchanging the shares of TXCO and TXCO-Delaware are and shall be as hereinafter set forth.
                                       I.

               ARTICLES OF INCORPORATION OF SURVIVING CORPORATION

         Upon the Effective Date (as hereinafter defined), pursuant to the Certificate of Merger to be filed by the Surviving Corporation, the Certificate of Incorporation of TXCO-Delaware then in effect shall remain in effect as the Certificate of Incorporation of the Surviving Corporation with the same force and effect as if herein set forth in full until it shall thereafter be duly altered, amended, or repealed in accordance with its terms and as provided by law.

                                       II.

                       BYLAWS OF THE SURVIVING CORPORATION

         Upon the Effective Date, the Bylaws of TXCO-Delaware then in effect shall remain in effect as the Bylaws of the Surviving Corporation until amended or repealed in accordance with their terms or as provided by law.

                                      III.

               DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

         1. DIRECTORS. Upon the Effective Date, all persons who shall then be directors of TXCO shall become directors of the Surviving Corporation and shall hold office until the next annual meeting of the stockholders of the Surviving Corporation and until their successors are elected and qualified.

         2. OFFICERS. Upon the Effective Date, all persons who shall then be officers of TXCO shall remain in their respective offices and shall remain become officers of the Surviving Corporation, subject to the provisions of the Bylaws of the Surviving Corporation.

                                       IV.

               MANNER AND BASIS OF CONVERTING OR EXCHANGING SHARES

         The mode and manner of carrying into effect the merger and the manner and basis of exchanging and converting shares of the Merging Corporations shall be as follows:

        1. TXCO STOCK. Each issued share of the TXCO Stock which shall be outstanding on the Effective Date and all rights in respect thereof shall, by virtue of the merger provided for herein and without any action on the part of the holder thereof, on the Effective Date, be converted into one fully paid and nonassessable share of TXCO-Delaware Stock. The certificates for such shares shall not be surrendered or in any way modified by reason of the merger becoming effective.

         (a)  After  the  Effective  Date  of  the  merger,  each  holder  of an outstanding certificate which prior thereto represented shares of TXCO Stock shall be entitled, upon surrender thereof to any transfer agent for the TXCO-Delaware Stock, to receive in exchange therefor a certificate or certificates representing the number of whole shares of TXCO-Delaware Stock into which the shares of TXCO Stock so surrendered shall have been converted as aforesaid, of such denominations and registered in such names as such holder may request. Until so surrendered, each such outstanding certificate which, prior to the Effective Date of the Merger, represented shares of the TXCO Stock shall for all purposes evidence the ownership of the shares of TXCO- Delaware Stock into which such shares shall have been so converted.

         (b) All shares of TXCO-Delaware Stock into which shares of TXCO Stock shall have been converted pursuant to this Article 4.1 shall be issued in full satisfaction of all rights pertaining to such converted shares.

         (c) If any certificate for shares of TXCO-Delaware is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition to the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer.

         2. TXCO-DELAWARE STOCK. Each issued share of TXCO-Delaware Stock which shall be outstanding on the Effective Date and all rights in respect thereof shall, by virtue of the merger provided for herein and without any action on the part of the holder thereof, on the Effective Date, be automatically canceled, and the holder of certificates which theretofore represented shares of TXCO-Delaware shall surrender all of the same for cancellation.

         3. Surviving Corporation Stock. Following the Effective Date, shares of the Common Stock of the Surviving Corporation, par value of One Cent ($0.01) per share, equal to the number of shares TXCO Stock then outstanding, will constitute all of the issued and outstanding shares of the Surviving Corporation.

                                       V.

                            MISCELLANEOUS PROVISIONS

         1. TRANSFER OF RIGHTS, ETC. OF TXCO AND TXCO-DELAWARE TO THE SURVIVING CORPORATION. On the Effective Date, the separate existence of TXCO and TXCO-Delaware shall cease and the Surviving Corporation, shall, without further act or deed, thereupon and thereafter succeed to and possess all of the rights, privileges, franchises and immunities, as well of a public as of a private nature of each of the Merging Corporations, all property (real, personal and mixed) and all debts due on whatever account, and all and every other interest of or belonging to or due each of the Merging Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all liabilities and obligations of TXCO, and any claim existing or action or proceeding pending by or against either of the Merging Corporations may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be proceeded against or substituted in its place. Neither the rights of creditors nor any liens upon the property of either of the Merging Corporations shall be impaired by the merger, provided, however, that any such liens shall be limited to the property subject to such liens immediately prior to the Effective Date.

         2. FURTHER ASSURANCES. TXCO hereby agrees that, from time to time, as and when requested by the Surviving Corporation or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other actions as the Surviving Corporation may deem necessary or desirable in order to vest or perfect in, or conform of record or otherwise to give, the Surviving Corporation title to and possession of all of the property, rights, privileges, immunities, franchises, debts and interests referred to in Section
5.1 of this Article V and otherwise to carry out the intent and purposes of this Agreement.

         3. ACTION BY SHAREHOLDERS EFFECTIVE DATE OF MERGER.

         (a) As soon as practicable, this Agreement shall be duly submitted to the shareholders of the Merging Corporations for the purposes of considering and acting thereon as required by law. Each such corporation shall use its best efforts to obtain the requisite approval of its shareholders to this Agreement and other transactions contemplated herein, and through their respective officers and directors, shall execute and file with the appropriate officials of any state or jurisdiction, all documents and papers necessary and required by any such state or jurisdiction, and such corporations shall take every reasonable and necessary step and action to comply with and to secure approval as may be required by the statutes, rules and regulations of any such state or jurisdiction applicable to this Agreement and the transactions contemplated herein or therein.

         (b) The merger provided for herein shall become effective on the first date following the date hereof that both (i) a Certificate of Merger has been issued by the Secretary of State of Colorado, and (ii) a Certificate of Merger has been filed with the office of the Secretary of State of Delaware. The date of the effectiveness of the merger shall be the "Effective Date" of the merger.

         4. TERMINATION. This Agreement and the transactions contemplated herein may be terminated at any time on or prior to the Effective Date, whether before or after action thereon by the shareholders of the Merging Corporations, by mutual consent of the Boards of Directors of the Merging Corporations. In the event of the termination and abandonment hereof pursuant to the provisions of this Section, this Agreement and the transactions contemplated hereby shall become void and have no effect, without any liability on the part of any of the parties or their directors, officers or shareholders in respect of this Agreement.

         5. OTHER CONDITIONS PRECEDENT. Consummation of this Agreement is subject, as a condition precedent, to the obtaining of all licenses, permits, consents and approvals required by the laws of the state of Delaware, the state of Colorado and of any other states or jurisdictions material to the consummation of the transactions provided for herein.

         6. WAIVERS. Any of the terms or conditions of this Agreement may be waived at any time by TXCO or TXCO-Delaware by action of its Board of Directors, evidenced by a writing signed by the President of the corporation waiving such term or condition; provided, however, that such actions shall be taken only if; in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under the Agreement to inure to the shareholder of the party hereto taking such action.

         7. AMENDMENT. This Agreement may be amended (including amendments changing the Effective Date), supplemented or interpreted at any time prior to filing of the Certificate of Merger by action taken by the Board of Directors of TXCO and the Board of Directors of TXCO- Delaware, and in the case of an interpretation, the actions of such Board of Directors shall be binding; provided, however, that after action by the respective shareholders of the parties hereto the Boards of Directors may not amend (1) Article I hereof, (2)
Article IV hereof, or (3) any other term or condition of this Agreement if such amendment would adversely affect the holder of either the TXCO Stock or the TXCO-Delaware Stock.

        8. BINDING AGREEMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        9. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with, and governed by, the laws of the state of Delaware.

       10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall be deemed one and the same agreement, and shall become binding on the parties hereto when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date and year first set forth above.

THE EXPLORATION COMPANY,
a Colorado corporation




By:___________________________________________________
James E. Sigmon, President



THE EXPLORATION COMPANY OF DELAWARE, INC., a Delaware corporation



By:___________________________________________________
James E. Sigmon, President

                                      B-1
                                                          Filed January 23, 1995
                                                         at 9:00 A.M., Secretary
                                  APPENDIX "B"             of State of Delaware.

                          CERTIFICATE OF INCORPORATION

                                       OF

                    THE EXPLORATION COMPANY OF DELAWARE, INC.


     FIRST: The name of the Corporation is The Exploration Company of Delaware, Inc.

     SECOND: The registered office of the Corporation in the State of Delaware is located at 1013 Centre Road, Wilmington, Delaware 19805. The name and address of its registered agent is Corporation Service Company.

     THIRD: The nature of the business, objects and purposes to be transacted, promoted or carried on by the Corporation are:

          To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, and by such statement all lawful acts and activities shall be within the purposes of the corporation, except for express limitations, if any.

     FOURTH: The aggregate number of shares which the corporation has authority to issue is Sixteen Million (16,000,000) shares of One Cent ($0.01) par value per share. Fifteen Million (15,000,000) of such shares are designated as Common Stock and shall have identical rights and privileges in every respect. One Million (1,000,000) of such shares are designated as Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issuance of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the General Corporation Law of Delaware.

     FIFTH: No stockholder shall have any preemptive right to subscribe to an additional issue of stock or to any security convertible into such stock or carrying a right to subscribe to or acquire shares of the corporation is hereby denied.

     SIXTH: Directors shall be elected by majority vote. No stockholder of the corporation shall have the right to cumulate his votes in the election of directors.

     SEVENTH: The name and mailing address of the incorporator is

                  Name                      Mailing Address
                  ----                      ---------------
         Arthur S. Berner              Winstead Sechrest & Minick P.C.
                                       910 Travis Street, Suite 1700
                                       Houston, Texas 77002

     EIGHTH: The corporation is to have perpetual existence.

     NINTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

               (1)  To make, alter or repeal the by-laws of the Corporation.

               (2) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

               (3) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

               (4) By a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution or in the by-laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, the by-laws may provide that in the absence or disqualification of any member of such committee or committees the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

               (5) When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders' meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including securities of any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interests of the Corporation.


     TENTH: Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

     Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with and such action may be taken with the written consent of stockholders having not less than the minimum percentage of the vote required by statute for the proposed corporate action, provided that prompt notice shall be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous consent.

     Subject to the provisions of the General Corporation Law of Delaware, the Certificate of Incorporation or by-laws for notice of meetings, and unless otherwise restricted by this Certificate of Incorporation, stockholders may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute attendance and presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     TWELFTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation on personal liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     THIRTEENTH: (i) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article Thirteenth shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article Thirteenth or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors or officers.

     (ii) If a claim under paragraph (i) of this Article Thirteenth is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     (iii) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article Thirteenth shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     (iv) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     FOURTEENTH: The names and mailing addresses of the directors, who shall serve until the next meeting of the stockholders or until their successors are elected and serve until the first annual qualified are as follows:

                  Name                               Mailing Address
                  ----                               ---------------
                  Stephen M. Gose, Jr.             500 North Loop 1604 East
                                                   Suite 250
                                                   San Antonio, Texas 78232

                  Thomas H. Gose                   500 North Loop 1604 East
                                                   Suite 250
                                                   San Antonio, Texas 78232

                  James E. Sigmon                  500 North Loop 1604 East
                                                   Suite 250
                                                   San Antonio, Texas 78232



     The number of the directors of the corporation shall be as specified in, or determined in the manner provided in the by-laws.

     THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 23rd day of January, 1995.




                                        /s/ Arthur S. Berner
                                        Arthur S. Berner



THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF HARRIS         ss.



     BE IT REMEMBERED that on this 23rd day of January, 1995, personally came before me, a Notary Public for the State of Texas, Arthur S. Berner, the party to the foregoing certificate of incorporation, known to me personally to be such, and acknowledged the said certificate to be his act and deed and that the facts stated therein are true.

     GIVEN under my hand and seal of office the day and year aforesaid.



                                         /s/ Julia A. Brown
                                         Notary Public in and for the
                                         State of TEXAS
[NOTARY'S SEAL]

                                  APPENDIX "C"

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                    THE EXPLORATION COMPANY OF DELAWARE, INC.


     THE EXPLORATION COMPANY OF DELAWARE, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

         RESOLVED, that the Certificate of Incorporation of The Exploration Company of Delaware, Inc., be amended by deleting entirely the first two sentences now contained in Article Four of said Certificate of Incorporation. In lieu thereof, there shall be inserted the following two sentences:

         "The aggregate number of shares which the corporation has authority to issue is Sixty Million (60,000,000) shares of One Cent ($0.01) par value per share. Fifty Million (50,000,000) of such shares are designated as Common Stock and shall have identical rights and privileges in every respect. Ten Million (10,000,000) of such shares are designated as Preferred Stock."

         The remainder of Article IV of the Certificate of Incorporation shall remain unchanged.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, The Exploration Company of Delaware, Inc., has caused this Certificate of Amendment to be signed by James E. Sigmon, its President, this 12th day of January, 1999.

                                    THE EXPLORATION COMPANY OF DELAWARE, INC., a Delaware Corporation


                                    By:/s/ James E. Sigmon
                                      James E. Sigmon, President

THE STATE OF TEXAS     ss.
                       ss.
COUNTY OF BEXAR        ss.

     BE IT REMEMBERED on this 12th day of January, 1999, personally came before me, a Notary Public in and for the State of Texas, JAMES E. SIGMON, President of THE EXPLORATION COMPANY OF DELAWARE, INC., known to me personally to be such, and acknowledged the said certificate to be the act and deed of said corporation and that the facts stated therein are true.

     GIVEN under my seal of office the day and year aforesaid.


                                    /s/  Mary Black
                                    Notary Public in and for
                                       The State of Texas
My Commission Expires: 2/14/01

                                  APPENDIX "D"

                                     BYLAWS

                                       OF

                    THE EXPLORATION COMPANY OF DELAWARE, INC.

                    * * * * * * * * * * * * * * * * * * * * *

                                TABLE OF CONTENTS

ARTICLE I. Offices.

         1.       Registered Office.
         2.       Other Offices.


ARTICLE II. Meetings of Stockholders.

         1.       Place of Meetings.
         2.       Annual Meeting.
         3.       Special Meetings.
         4.       Notice.
         5.       Voting List.
         6.       Quorum
         7.       Required Vote; Withdrawal of Quorum.
         8.       Method of Voting; Proxies.
         9.       Record Date.
         10.      Action Without Meeting.
         11.      Inspectors of Elections.


ARTICLE III. Directors.

         1.       Management.
         2.       Number; Election.
         3.       Change in Number.
         4.       Removal.
         5.       Vacancies and Newly Created Directorships.
         6.       Election of Directors; Cumulative Voting Prohibited.
         7.       Place of Meetings.
         8.       First Meetings.
         9.       Regular Meetings.
         10.      Special Meetings.
         11.      Quorum.
         12.      Action Without Meeting; Telephone Meetings.
         13.      Chairman of the Board.
         14.      Compensation.


ARTICLE IV. Committees.

         1.       Designation.
         2.       Number; Qualification; Term.
         3.       Authority.
         4.       Committee Changes; Removal.
         5.       Alternate Members of Committees.
         6.       Regular Meetings.
         7.       Special Meetings.
         8.       Quorum; Majority Vote.
         9.       Minutes.
         10.      Compensation.
         11.      Responsibility.


ARTICLE V. Notices.

         1.       Method.
         2.       Waiver.
         3.       Exception to Notice Requirement.

                                TABLE OF CONTENTS
                                   (Continued)



ARTICLE VI. Officers.

         1.       Officers.
         2.       Election.
         3.       Compensation.
         4.       Removal and Vacancies.
         5.       President.
         6.       Vice Presidents.
         7.       Secretary.
         8.       Assistant Secretaries.
         9.       Treasurer.
         10.      Assistant Treasurers.


ARTICLE VII. Certificates Representing Shares.

         1.       Certificates.
         2.       Legends.
         3.       Lost Certificates.
         4.       Transfer of Shares.
         5.       Registered Stockholders.


ARTICLE VIII. General Provisions.

         1.       Dividends.
         2.       Reserves.
         3.       Checks.
         4.       Fiscal Year.
         5.       Seal.
         6.       Indemnification.
         7.       Transactions with Directors and Officers.
         8.       Amendments.
         9.       Table of Contents; Headings.

                                     BYLAWS

                                       OF

                    THE EXPLORATION COMPANY OF DELAWARE, INC.


                               (the "Corporation")


                                    ARTICLE I

                                     OFFICES

     SECTION 1. REGISTERED OFFICE. The registered office of the Corporation shall be in c/o Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

     SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 1. PLACE OF MEETINGS. Meetings of stockholders for all purposes may be held at such time and place, either within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     SECTION 2. ANNUAL MEETING. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

     SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, the Certificate of Incorporation or these Bylaws, may be called by the President, the Board of Directors, or the holders of not less than ten percent (10%) of all shares entitled to vote at the meetings. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting.

     SECTION 4. NOTICE. Written or printed notice stating the place, date, and hour of each meeting of the stockholders and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

     SECTION 5. VOTING LIST. At least ten (10) days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the Board of Directors, shall prepare a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting at all times during such meeting and may be inspected by any stockholder who is present.

     SECTION 6. QUORUM. The holders of one third of the outstanding shares entitled to vote on a matter, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation, may adjourn the meeting from time to time until a quorum shall be present. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     SECTION 7. REQUIRED VOTE; WITHDRAWAL OF QUORUM. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before the meeting, unless the question is one on which, by express provision of statute, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     SECTION 8. METHOD OF VOTING: PROXIES. (a) Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited, denied, increased or decreased by the Certificate of Incorporation.

     (b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting.

     (C) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

          (i) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or by an authorized officer, director, employee or agent of the stockholder signing such writing or causing such stockholder's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

          (ii) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

     (d) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     (e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

     SECTION 9. RECORD DATE. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by statute or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Such delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by statute or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. if no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     SECTION 10. ACTION WITHOUT MEETING. (a) Any action required or permitted to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consent or consents shall be delivered to the Corporation at its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of stockholders' meetings are recorded. Such delivery shall be by hand or by certified or registered mail, return receipt requested.

     (b) Every written consent shall bear the date of signature of each stockholder who signs the written consent, and no consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this section to the Corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the Corporation in the manner required by this section.

     SECTION 11. INSPECTORS OF ELECTIONS. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

                                   ARTICLE III

                                    DIRECTORS

     SECTION 1. MANAGEMENT. The business and affairs of the Corporation shall be managed by its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the stockholders. The Board of Directors shall keep regular minutes of its proceedings.

     SECTION 2. NUMBER; ELECTION. The Board of Directors shall consist of no less than one (1) nor more than ten (10) directors, who need not be stockholders or residents of the State of Delaware. The directors shall be elected at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

     SECTION 3. CHANGE IN NUMBER. The number of directors may be increased or decreased from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director.

     SECTION 4. REMOVAL. Any director may be removed, with or without cause, at any annual or special meeting of stockholders, by the affirmative vote of the holders of a majority of the shares represented in person or by proxy at such meeting and entitled to vote for the election of such director, if notice of the intention to act upon such matters shall have been given in the notice calling such meeting.

     SECTION 5. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until the first annual meeting of stockholders held after his election and until his successor is elected and qualified or until his earlier resignation or removal. If at any time there are no directors in office, an election of directors may be held in the manner provided by statute. Except as otherwise provided in these Bylaws, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these Bylaws with respect to the filling of other vacancies.

     SECTION 6. ELECTION OF DIRECTORS; CUMULATIVE VOTING PROHIBITED. At every election of directors, each stockholder shall have the right to vote in person or by proxy the number of voting shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. Cumulative voting shall be prohibited.

     SECTION 7. PLACE OF MEETINGS. The directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Delaware.

     SECTION 8. FIRST MEETINGS. The first meeting of each newly elected Board shall be held without further notice immediately following the annual meeting of stockholders, and at the same place, unless by unanimous consent of the directors then elected and serving, such time or place shall be changed.

     SECTION 9. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

     SECTION 10. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President on three (3) days' notice to each director, either personally or by mail or by telegram. Special meetings may be called in like manner and on like notice on the written request of any one of the directors. Except as may be otherwise expressly provided by statute, the Certificate of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

     SECTION 11. QUORUM. At all meetings of the Board of Directors, the presence of a majority of the directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, or the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 12. ACTION WITHOUT MEETING; TELEPHONE MEETINGS. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote at a meeting. Subject to applicable notice provisions and unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting, except where a person's participation is for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     SECTION 13. CHAIRMAN OF THE BOARD. The Board of Directors may elect a Chairman of the Board to preside at their meetings and to perform such other duties as the Board of Directors may from time to time assign to him.

     SECTION 14. COMPENSATION. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors; provided, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV.

                                   COMMITTEES

     SECTION 1. DESIGNATION. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees.

     SECTION 2. NUMBER; QUALIFICATION; TERM. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire Board of Directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire Board of Directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

     SECTION 3. AUTHORITY. Each committee, to the extent expressly provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by statute, the Certificate of Incorporation or these Bylaws.

     SECTION 4. COMMITTEE CHANGES; REMOVAL. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of and to discharge any committee. The Board of Directors may remove any committee member, at any time, with or without cause.

     SECTION 5. ALTERNATE MEMBERS OF COMMITTEES. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee.

     SECTION 6. REGULAR MEETINGS. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

     SECTION 7. SPECIAL MEETINGS. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two (2) days before such special meeting. Neither the business to be transacted at, nor the purpose of any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

     SECTION 8. QUORUM; MAJORITY VOTE. At meetings of any committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the Certificate of Incorporation or these Bylaws.

     SECTION 9. MINUTES. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

     SECTION 10. COMPENSATION. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

     SECTION 11. RESPONSIBILITY. The designation of any committee and the delegation of authority to it shall not operate to relieve the Board of Directors or any director of any responsibility imposed upon it or such director by law.

                                   ARTICLE V.

                                     NOTICES

     SECTION 1. METHOD. Whenever by statute, the Certificate of Incorporation, or these Bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required, and any such notice may be given
(a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be given when deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

     SECTION 2. WAIVER. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     SECTION 3. EXCEPTION TO NOTICE REQUIREMENT. The giving of any notice required under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws shall not be required to be given to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable. If any such stockholder shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such stockholder shall be reinstated.

                                   ARTICLE VI.

                                    OFFICERS

     SECTION 1. OFFICERS. The officers of the Corporation shall be elected by the Board of Directors and shall be a President and a Secretary. The Board of Directors may also choose a Chairman of the Board, additional Vice Presidents and one or more Assistant Secretaries and a Treasurer and one or more Assistant Treasurers. Any two or more offices may be held by the same person.

     SECTION 2. ELECTION. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the officers of the Corporation, none of whom need be a member of the Board, a stockholder or a resident of the State of Delaware. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

     SECTION 3. COMPENSATION. The compensation of all officers and agents of the Corporation shall be fixed by the Board of Directors.

     SECTION 4. REMOVAL AND VACANCIES. Each officer of the Corporation shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Any officer or agent elected or appointed by the Board of Directors may be removed either for or without cause by a majority of the directors represented at a meeting of the Board of Directors at which a quorum is represented, whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

     SECTION 5. PRESIDENT. The President shall be the chief executive officer of the Corporation. He shall preside at all meetings of the stockholders and the Board of Directors unless the Board of Directors shall elect a Chairman of the Board, in which event the President shall preside at Board meetings in the absence of the Chairman of the Board. The President shall have general and active management of the business and affairs of the Corporation, shall see that all orders and resolutions of the Board are carried into effect, and shall perform such other duties as the Board of Directors shall prescribe.


     SECTION 6. VICE PRESIDENTS. Each Vice President shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

     SECTION 7. SECRETARY. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committee when required. Except as otherwise provided herein, the Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it, and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary.

     SECTION 8. ASSISTANT SECRETARIES. Each Assistant Secretary shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

     SECTION 9. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties as the Board of Directors may prescribe. If required by the Board of Directors, he shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation.

     SECTION 10. ASSISTANT TREASURERS. Each Assistant Treasurer shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe.


                                  ARTICLE VII.

                        CERTIFICATES REPRESENTING SHARES

     SECTION 1. CERTIFICATES. The shares of the Corporation shall be represented by certificates in such form as shall be determined by the Board of Directors. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, and the par value of such shares or a statement that such shares are without par value. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures on a certificate may be facsimile.

     SECTION 2. LEGENDS. The Board of Directors shall have the power and authority to provide that certificates representing shares of stock shall bear such legends, including, without limitation, such legends as the Board of Directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

     SECTION 3. LOST CERTIFICATES. The Corporation may issue a new certificate representing shares in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     SECTION 4. TRANSFER OF SHARES. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by his duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     SECTION 5. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VIII.

                               GENERAL PROVISIONS

     SECTION 1. DIVIDENDS. The directors, subject to any restrictions contained in the Certificate of Incorporation, may declare dividends upon the shares of the Corporation's capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of Delaware and the Certificate of Incorporation.

     SECTION 2. RESERVES. By resolution of the Board of Directors, the directors may set apart out of any of the funds of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purposes as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     SECTION 3. CHECKS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     SECTION 4. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     SECTION 5. SEAL. The corporate seal shall have inscribed thereon the name of the Corporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     SECTION 6. INDEMNIFICATION. The Corporation shall indemnify its directors, officers, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware and the Certificate of Incorporation.

     SECTION 7. TRANSACTIONS WITH DIRECTORS AND OFFICERS. No contract or other transaction between the Corporation and any other corporation and no other act of the Corporation shall, in the absence of fraud, be invalidated or in any way affected by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in such contract, transaction or other act, or are directors or officers of such other corporation. Any director of the Corporation, individually, or any firm or corporation of which any such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation; provided, however, that the fact that the director, individually, or the firm or corporation is so interested shall be disclosed or shall have been known to the Board of Directors or a majority of such members thereof as shall be present at any annual meeting or at any special meeting, called for that purpose, of the Board of Directors at which action upon any contract or transaction shall be taken. Any director of the Corporation who is so interested may be counted in determining the existence of a quorum at any such annual or special meeting of the Board of Directors which authorizes such contract or transaction, and may vote thereat to authorize such contract or transaction with like force and effect as if he were not such director or officer of such other corporation or not so interested. Every director of the Corporation is hereby relieved from any disability which might otherwise prevent him from carrying out transactions with or contracting with the Corporation for the benefit of himself or any firm, corporation, trust or organization in which or with which he may be in anywise interested or connected.

     SECTION 8. AMENDMENTS. These Bylaws may be altered, amended, or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors at any regular meeting of the stockholders or the Board of Directors, at any special meeting of the stockholders or the Board of Directors if notice of such alteration, amendment, repeal, or adoption of new bylaws be contained in the notice of such special meeting, or by written consent of the Board of Directors or the stockholders without a meeting.

     SECTION 9. TABLE OF CONTENTS; Headings. The Table of Contents and headings used in these Bylaws have been inserted for convenience only and do not constitute matters to be construed in interpretation.


                            CERTIFICATE BY SECRETARY

     The undersigned, being the secretary of the Corporation, hereby certifies that the foregoing Bylaws were duly adopted by the Board of Directors of the Corporation effective on January 24, 1995.

     IN WITNESS WHEREOF, I have signed this certification as of the 24th day of January, 1995.



                                     /s/ Thomas H. Gose
                                         Secretary

                                  APPENDIX "E"

                                   ARTICLE 113

                               DISSENTERS' RIGHTS

                                     PART 1

                      RIGHT OF DISSENT--PAYMENT FOR SHARES


         7-113-101   DEFINITIONS. -- For purposes of this article:

         (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

         (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

         (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

         (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

         (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

         (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

         (7) "Shareholder" means either a record shareholder or a beneficial shareholder.


         7-113-102 RIGHT TO DISSENT.-- (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of his or her shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party if:

          (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation, or

          (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and


         7-113-103 DISSENT BY NOMINEES AND BENEFICIAL OWNERS. -- (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

         (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

          (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

         (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder may certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirements shall be stated in the dissenters' notice given pursuant to section 7-113-203.


                                     PART 2

                  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS


         7-113-201 NOTICE OF DISSENTERS' RIGHTS. -- (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) to shareholders not entitled to vote shall not affect any action taken at the shareholders' meeting for which the notice was to have been given.

         (2) If a proposed  corporate action creating  dissenters'  rights under
Section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) to shareholders not entitled to vote shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given.


         7-113-202 NOTICE OF INTENT TO DEMAND PAYMENT -- (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall:

               (a) Cause the  corporation to receive,  before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

               (b) Not vote the shares in favor of the proposed corporate action.

         (2) If a proposed  corporate action creating  dissenters'  rights under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104, a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

         (3) A shareholder  who does not satisfy the  requirements of subsection
(1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.


         7-113-203 DISSENTERS' NOTICE. -- (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

         (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenter's rights under section 7-113-102 and shall:

               (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

               (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

               (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

               (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

               (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

               (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

               (g) Be accompanied by a copy of this article.


         7-113-204 PROCEDURE TO DEMAND PAYMENT -- (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

               (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

               (b) Deposit the shareholder's certificates for certificated shares.

         (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

         (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

         (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.


         7-113-205 UNCERTIFICATED SHARES -- (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

         (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


         7-113-206 PAYMENT -- (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

          (a) The corporation's balance sheet as of the end of its most recent year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

          (b) A statement of the corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) statement of the dissenters right to demand payment under section 7-113-209; and

          (e) A copy of this article.

         7-113-207 FAILURE TO TAKE ACTION -- (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

         7-113-208 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION -- (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not dissenter (or the person on whose behalf dissenters' rights be asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

         (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

          7-113-209 PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

         (1) A dissenter may give notice to the corporation in writing of the dissenter's fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

          (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

          (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

          (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

          (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares

          (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

         (3) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of:

          (a) An amendment to the articles of incorporation that materially and adversely affects rights in respect of the shares because it:

               (I) Alters or abolishes a preferential right of the shares; or

               (II) Creates, alters, or abolishes a right in respect of redemption of the shares, including a provision respecting a sinking fund for their redemption or repurchase; or

          (b) An amendment to the articles of incorporation that affects rights in respect of the shares because it:

               (I) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

               (II) Reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.


         (4) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

         (5) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


                                     PART 3

                          Judicial Appraisal of Shares

         7-113-301 COURT ACTION -- (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

         (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if it has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

         (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

         (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

         (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

         7-113-302 COURT COSTS AND COUNSEL FEES -- (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

          (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

               (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

               (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

         (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.